1398182

FORM D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
OMB Number:	3235-0076
Expires:	
Estimated average burden hours per response	16.00

FORM D

RECEIVED APR 26 2007 209

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

SEC USE ONLY	
Prefix	Serial
DATE RECEIVED	

Name of Offering (☐ check if this is an amendment and name has changed, and indicate change.)
OVERTON 2007, L.P.

Filing Under (Check box(es) that apply): ☐ Rule 504 ☐ Rule 505 ☒ Rule 506 ☐ Section 4(6) ☐ ULOE

Type of Filing: ☒ New Filing ☐ Amendment

07052344

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer

Name of Issuer (☐ check if this is an amendment and name has changed, and indicate change.)
OVERTON 2007, L.P.

Address of Executive Offices (Number and Street, City, State, Zip Code): 6244 NASHVILLE RD, BOWLING GREEN KY 42101
Telephone Number (Including Area Code): 270 843 0060

Address of Principal Business Operations (if different from Executive Offices) (Number and Street, City, State, Zip Code)
Telephone Number (Including Area Code)

PROCESSED MAY 11 2007 THOMSON FINANCIAL

Brief Description of Business

PROCESSED K THOMSON FINANCIAL

Type of Business Organization
☐ corporation ☒ limited partnership, already formed ☐ other (please specify):
☐ business trust ☐ limited partnership, to be formed

Actual or Estimated Date of Incorporation or Organization: Month 04 Year 07 ☒ Actual ☐ Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) KY

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer.
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☒ General and/or Managing Partner

Full Name (Last name first, if individual)
U S ENERGY PARTNERS, INC.

Business or Residence Address (Number and Street, City, State, Zip Code)
6244 NASHVILLE RD, BOWLING GREEN KY 42101

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☒ Executive Officer ☐ Director ☐ General and/or Managing Partner
SHELTON, CLAY M PRESIDENT

Full Name (Last name first, if individual)
6244 NASHVILLE RD, BOWLING GREEN KY 42101

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)

B. INFORMATION ABOUT OFFERING

		Yes	No
1.	Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?	☐	☒
	Answer also in Appendix, Column 2, if filing under ULOE.		
2.	What is the minimum investment that will be accepted from any individual?	$_____	
3.	Does the offering permit joint ownership of a single unit?	☐	☒

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual)

NONE

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if the answer is "none" or "zero." If the transaction is an exchange offering, check this box ☐ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$	$
Equity	$	$
☐ Common ☐ Preferred		
Convertible Securities (including warrants)	$	$
Partnership Interests	$	$
Other (Specify DRILLING - COMPLETION	$1,750,000	$ -0-
Total	$ 0.00	$ 0.00

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors	-0-	$ -0-
Non-accredited Investors		$
Total (for filings under Rule 504 only)		$

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C — Question 1.

Type of Offering	Type of Security	Dollar Amount Sold
Rule 505		$
Regulation A		$
Rule 504		$
Total		$ 0.00

4 a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the insurer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees	☐	$
Printing and Engraving Costs	☒	$ 1,500
Legal Fees	☒	$ 1,200
Accounting Fees	☒	$ 1,200
Engineering Fees	☐	$
Sales Commissions (specify finders' fees separately)	☐	$
Other Expenses (identify) ______	☐	$
Total	☐	$ 0.00 3,900

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

b. Enter the difference between the aggregate offering price given in response to Part C — Question 1 and total expenses furnished in response to Part C — Question 4.a. This difference is the "adjusted gross proceeds to the issuer." .... $ 1,746,100

5. Indicate below the amount of the adjusted gross proceed to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C — Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments to Others
Salaries and fees	☐ $	☐ $
Purchase of real estate	☐ $	☐ $
Purchase, rental or leasing and installation of machinery and equipment	☐ $	☐ $
Construction or leasing of plant buildings and facilities	☐ $	☐ $
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	☐ $	☐ $
Repayment of indebtedness	☐ $	☐ $
Working capital	☐ $	☐ $
Other (specify): DRILLING-COOMPLTION	☐ $	☐ $ 1,746,100
	☐ $	☐ $
Column Totals	☐ $ 0.00	☐ $ 0.00
Total Payments Listed (column totals added)	☐ $ 0.00	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
OVERTON 2007, L.P.		04-24-2007
Name of Signer (Print or Type)	**Title of Signer (Print or Type)**	
CLAY SHELTON	PRESIDENT	

ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? .... Yes ☐ No ☒

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
Name (Print or Type)	Title (Print or Type)	

Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
AL									
AK									
AZ									
AR									
CA									
CO									
CT									
DE									
DC									
FL									
GA									
HI									
ID									
IL									
IN									
IA									
KS									
KY									
LA									
ME									
MD									
MA									
MI									
MN									
MS									

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
MO									
MT									
NE									
NV									
NH									
NJ									
NM									
NY									
NC									
ND									
OH									
OK									
OR									
PA									
RI									
SC									
SD									
TN									
TX									
UT									
VT									
VA									
WA									
WV									
WI									

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
WY									
PR									

PARTNERSHIP SUMMARY

OVERTON 2007, L.P.

US Energy Partners, Inc. proposes to Turnkey Drill, Complete and Operate ten (10) crude oil and/or natural gas wells. The wells will be located in Central Tennessee, more specifically Overton County. The primary payzone is the Knox formation. Each well will be drilled to a total depth of +/- 2000.

Description of Ownership Interest

50 Partnership Units of Limited or General Partner Interests. The investment is $35,000 per unit, including both drilling and completion. The minimum subscription is 1 unit. Additional units subject to the following:

WORKING INTEREST	SINGLE UNIT	5 UNITS
Drilling	$20,000	$100,000
Completion	$15,000	$75,000
Total Investment (10-Wells)	$35,000	$175,000

100% Working Interest (W.I.) = 70% Net Revenue Interest (N.R.I.) in 10 wells.

1 Unit Minimum = 2.00%W.I. = 1.40% N.R.I. in 10 wells.
Each Additional Unit = 2.00% W.I. = 1.40% N.R.I. in 10 wells.

OWNERSHIP INTEREST BREAKDOWN:	% Of Gross Production
Landowner, Heirs, Land Agent	
R.I. */O.R.I**	20.000%
US Energy Partners, Inc.	
O.R.I.**	10.000%
Overton 2007, L.P.	
N.R.I.***	70.000%
Total	100.000%

***Royalty Interest (R.I.)**
****Overriding Royalty Interest (O.R.I.)**
*****Net Revenue Interest (N.R.I.)**

OVERTON 2007, L.P.

(A KENTUCKY LIMITED PARTNERSHIP)

50 PARTNERSHIP UNITS OF LIMITED AND/OR GENERAL PARTNER INTERESTS AT $20,000 PER UNIT. (EACH UNIT SUBJECT TO A COMPLETION ASSESSMENT OF UP TO $15,000). TOTAL AGGREGATE OFFERING $1,750,000.00.

THE PARTNERSHIP WILL ENGAGE IN A CRUDE OIL AND NATURAL GAS DRILLING PROGRAM INVOLVING TEN (10) WELLS IN THE STATE OF TENNESSEE, MORE SPECIFICALLY TARGETING THE KNOX IN OVERTON COUNTY, TENNESSEE.

INVESTORS WILL BE PERMITTED TO ACQUIRE UP TO 100% OF THE WORKING INTEREST AND 70% OF THE NET REVENUE INTEREST IN ALL OF THE PARTNERSHIP WELLS. EACH UNIT REPRESENTS A 2.00% WORKING INTEREST (W.I.) IN EACH OF THE TEN (10) WELLS TO BE DRILLED. EACH UNIT REPRESENTS 1.40% NET REVENUE INTEREST (N.R.I.) IN EACH OF THE TEN (10) WELLS TO BE DRILLED. THE $20,000 PER UNIT SUBSCRIPTION PRICE IS PAYABLE IN CASH UPON SUBSCRIPTION. EACH INVESTOR MUST SUBSCRIBE FOR A MINIMUM OF AT LEAST ONE UNIT.

******THIS PARTNERSHIP IS FOR ACCREDITED INVESTORS ONLY******

	PUBLIC PRICE*	COMMISSIONS & FEES	PARTNERSHIP PROCEEDS
PER UNIT........................	$20,000.00		$15,000.00

*THE MINIMUM INVESTMENT IS $20,000 PER UNIT; SUBJECT TO AN ADDITIONAL COMPLETION ASSESSMENT OF UP TO $15,000 PER UNIT.

*****THESE SECURITIES INVOLVE RISK*****

NO PERSON MAY PARTICIPATE IN THIS PROGRAM EXCEPT PURSUANT AND SUBJECT TO THE TERMS SET FORTH IN THIS MEMORANDUM AND BY THE APPROVAL OF THE MANAGING GENERAL PARTNER. THE MANAGING GENERAL PARTNER RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE, OR IN PART.

PRIVATE OFFERING MEMORANDUM DATED APRIL 11, 2007

AN ACCREDITED INVESTOR MEETS ONE OR MORE OF THE FOLLOWING CONDITIONS: A)ANY PERSON WHOSE NET WORTH, OR JOINTLY WITH SPOUSE, AT THE TIME OF PURCHASE EXCEEDS $1,000,000; OR B) ANY PERSON WHO HAD AN INDIVIDUAL INCOME IN EXCESS OF $200,000 OR JOINT INCOME WITH THAT PERSON'S SPOUSE IN EXCESS OF $300,000 IN EACH OF THE TWO MOST RECENT YEARS AND REASONABLY EXPECTS THE SAME INCOME IN THE CURRENT YEAR; OR C)ANY TRUST, PARTNERSHIP OR CORPORATION WHOSE MEMBERS ALL MEET EITHER OF THE ABOVE CONDITIONS.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES AGENCY OF ANY STATE, BUT ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE APPLICABLE STATE BLUE SKY LAWS.

THIS OFFERING WILL TERMINATE AS OF DECEMBER 31, 2007, UNLESS TERMINATED PRIOR TO THAT TIME BY REASON OF THE SALE OF ALL UNITS OR UNLESS EXTENDED BY US ENERGY PARTNERS, INC. HEREINAFTER REFERRED TO AS MANAGING GENERAL PARTNER AND/OR OPERATOR. IF SUBSCRIPTIONS FOR A SUFFICIENT NUMBER OF UNITS HAVE NOT BEEN RECEIVED BY THE TERMINATION DATE, ALL SUBSCRIPTIONS WILL BE REFUNDED IN FULL WITHOUT INTEREST.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES AGENCY OF ANY STATE HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED HEREBY, NOR HAS THE COMMISSION OR ANY STATE AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRIVATE OFFERING MEMORANDUM.

THE SECURITIES OFFERED HEREIN WILL BE SOLD IN COMPLIANCE WITH RULE 506 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED. AN INVESTMENT OF THIS NATURE INVOLVES SUBSTANTIAL RISKS AND IS SUITABLE ONLY TO PERSONS OF MEANS WHO HAVE NO NEED FOR LIQUIDITY OF THIS INVESTMENT.

SINCE THE INTERESTS OFFERED HEREBY ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE INTERESTS CANNOT BE SOLD BY A PARTNER UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH ACT, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AT THE TIME OF THE DESIRED SALE. THEREFORE, A PURCHASER MUST BE ABLE TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THERE IS NO PUBLIC MARKET FOR THE INTERESTS AND NONE IS LIKELY TO DEVELOP.

THE TAX ASPECTS OF AN INVESTMENT IN THE PARTNERSHIP REQUIRE CAREFUL AND INFORMED STUDY WITH RESPECT TO A PARTNER'S PERSONAL TAX AND FINANCIAL POSITION. NOTHING IN THIS MEMORANDUM SHOULD BE CONSTRUED AS LEGAL OR TAX ADVICE TO POTENTIAL INVESTORS.

THIS MEMORANDUM IS FOR THE PRIVATE USE OF THE PARTY IDENTIFIED BELOW AND MAY NOT BE REPRODUCED OR DISTRIBUTED IN WHOLE OR IN PART.

OFFEREE:________________________ COPY NUMBER:____________

OVERTON 2007, L.P.

TABLE OF CONTENTS

PURPOSE OF THE OFFERING

There are hereby offered an aggregate of up to $1,750,000.00 in investments in the form of Limited Partner and/or General Partner units in Overton 2007, L.P., a Kentucky Limited Partnership. The Partnership has been formed to drill, complete and operate ten (10) crude oil and/or natural gas wells in the State of Tennessee. US Energy Partners, Inc. will be the Operator of the wells, responsible for drilling, completing and operating each of the wells.

The wells to be drilled under this Partnership will be located in Central Tennessee and more specifically in Overton County. It is anticipated that the wells, if successful, will primarily involve the production of natural gas and/or crude oil. The Managing General Partner reserves the right to select all drill sites for this project and, if necessary, to substitute any replacement wellsites.

A developmental well is one that is drilled nearby other wells and to the same formations that have already produced natural gas and/or crude oil. The drilling of developmental wells involves less risk than the drilling of exploratory wells. Drilling of exploratory wells involves the highest degree of risk. An exploratory well is drilled in an area where there are no previous drills or production from a target formation or zone. The Managing General Partner intends to drill both developmental and exploratory wellsites in this ten (10) well drilling project. The target formations for the project is the Knox. Each well will be drilled to a total depth of +/-2000.

Geology is not an exact science; conclusions reached by geologists, that are used by the Managing General Partner, are drawn from the best information available to the geologist. The geologist cannot "see" what is under the surface. In order to arrive at his conclusions, information must be available from other wells in the area of the prospect which may include well logs and production records. The greater the amount of information available to the geologist, the greater the likelihood that the conclusions drawn by the geologist are correct. A geologist cannot say in his report whether production will be obtained; he can only say whether the structure under a site is of the type in which hydrocarbons can accumulate or collect. The Managing General Partner has a geologic description of the prospect(s) described herein. A copy of this report is included in the offering materials **(See Geologic Report, Exhibit D)**.

Drilling. Although the science of geology has advanced during the past decade, the only accurate way to determine whether or not crude oil and/or natural gas is present is to drill.

The rotary method uses a derrick that may reach 200 feet in height. The deeper the well, the larger the derrick that is needed. The drill bit is made of steel teeth attached to a hollow tube called drill pipe. At the upper end the drill pipe is clamped to a rotary table which, powered by an engine, causes the drill pipe and bit to turn. The rotating bit cuts through most rock in a manner similar to the action of an electric drill through a piece of wood.

Completion. After drilling, a well is tested for the presence of crude oil and/or natural gas. If it is determined the well appears productive, the completion phase begins. The completion phase of finding natural gas and/or crude oil includes application of technology to increase the natural and/or artificial flow of hydrocarbons into the bore hole. The two main artificial means of stimulating a well are acidizing and fracturing.

After the well has been stimulated/treated to increase its potential production, in-hole equipment such as tubing and packers may be placed in the hole. A well head will be included and necessary surface equipment such as a meter run, tanks, separator, plumbing, lifting unit, pipeline/gathering system, fencing and roads may be added.

SUMMARY OF TERMS

The following is a summary of the terms of the offering and is supplemented in its entirety by all other terms and provisions of this Private Offering Memorandum.

DESCRIPTION OF UNIT OWNERSHIP INTEREST

The investment is $20,000.00 per unit; subject to a completion assessment of up to $15,000.00 per unit. The minimum subscription is 1 unit. Additional units subject to the following:

UNIT INTEREST	**1 UNIT MINIMUM**	**EACH ADDITIONAL UNIT**
Drilling	$20,000.00	$20,000.00
Completion	$15,000.00	$15,000.00
Total Investment (10-Wells)	$35,000.00	$35,000.00

100% Working Interest (W.I.) = 70% Net Revenue Interest (N.R.I.) in 10 wells

1 Unit Minimum = 2.00% W.I. = 1.40% N.R.I. in 10 wells
Each Additional Unit = 2.00% W.I. = 1.40% N.R.I. in 10 wells

Completion efforts are handled on a well by well basis, after the results of drilling and testing have been determined. The one time completion assessment of up to $15,000.00 per unit is mandatory. Each Partner's completion cost will be based on the number of wells to be completed. If all ten (10) wells are completed the assessment will be 100% ($15,000) of the completion costs outlined herein; nine (9) wells - 90.00% ($13,500); eight (8) wells - 80.00% ($12,000); seven (7) wells - 70.00% ($10,500); six (6) wells - 60.00% ($9,000); five (5) wells - 50.00% ($7,500); four (4) wells - 40.00% ($6,000); three (3) wells - 30.00% ($4,500); two (2) wells - 20.00% ($3,000); one (1) well - 10.00% ($1,500); if none of the wells are completed, they will all be plugged/abandoned, and there will not be a completion assessment.

Participation in Ownership and Production Revenues

The Partnership will acquire 70% of the total production (Net Revenue Interest) in the well(s) to be drilled. A 20% Overriding and/or Royalty Interest has been retained by the landowners, heirs and the land agent. US Energy Partners, Inc. will retain an Overriding Royalty Interest in each well, such that the pro-rata Net Revenue Interest to the Partnership Unit owners will be no less than 70%. It is intended that US Energy Partners, Inc. will retain a 10.00% Overriding Royalty Interest, but it may be more or less, depending on the lease/acreage under development. Owners of such Royalty Interest are not subject to, and are free and clear of all costs of development, operation and maintenance of the well(s).

OWNERSHIP INTEREST BREAKDOWN: % of Gross Production

Landowner, Heirs, Land Agent	
R.I. */O.R.I**	20.00%
US Energy Partners, Inc	
O.R.I.**	10.00%
Overton 2007, L.P.	
N.R.I.***	70.00%
Total	100.00%

*Royalty Interest (R.I.)
**Overriding Royalty Interest (O.R.I.)
***Net Revenue Interest (N.R.I.)

Nothing herein shall prevent the Managing General Partner, its officers or affiliates from purchasing additional unit(s) in the Partnership.

Production Proceeds

All revenues received from any production obtained will be deposited into a special segregated revenue distribution account. Such account will then be used solely for the receipt and disbursement of production revenues and operating expenses and will not be commingled with the general funds of the Managing General Partner. The Managing General Partner will make ***monthly distributions*** of net revenues in excess of amounts reasonably needed for operational purposes.

SUITABILITY STANDARDS

This Partnership is for Accredited Investors only. An accredited investor meets one or more of the following conditions: a)any person whose net worth, or jointly with spouse, at the time of purchase exceeds $1,000,000; or b) any person who had an individual income in excess of $200,000 or joint income with that person's spouse in excess of $300,000 in each of the two most recent years and reasonably expects the same income in the current year; or c)any trust, partnership or corporation whose members all meet either of the above conditions. Investment in the Partnership involves substantial risk and is suitable only for persons of substantial financial means who can afford the loss of their entire investment.

How to Subscribe

Investors who desire to purchase unit(s) in the Partnership must complete, sign and return the Subscription Agreement, along with a check payable to Overton 2007, L.P. in the amount of $20,000.00 for each unit purchased. The escrow account for this project shall be at American Bank & Trust, Bowling Green, Kentucky. The completed and executed subscription documents and the payment should be sent to our office:

US Energy Partners, Inc.
6244 Nashville Road
Bowling Green, KY 42101
877-843-0040

If more than the permissible number of Interests are subscribed, subscriptions will be accepted in the order received, unless otherwise rejected. The Managing General Partner reserves the right to reject any subscription in its sole and absolute discretion. Subscriptions made by Partners may not be revoked by them once made. However, in the sole discretion of the Managing General Partner, if a sufficient number of Interests/Units have not been purchased during the subscription period, the Partnership will not proceed and any funds collected will be returned to the Partners without interest or deduction.

Escrow Arrangements

Initial proceeds of the offering (drilling monies payable upon subscription) will be deposited and held for the benefit of the Purchasers of units in an escrow account, with American Bank & Trust, Bowling Green, Kentucky. Subscription proceeds deposited may not be withdrawn by Subscribers. Investors should make their checks payable to Overton 2007, L.P.

PLAN OF DISTRIBUTION

The Units will be offered on a best efforts basis, through Overton 2007, L.P., the issuer.

Payments for all units shall be received by US Energy Partners, Inc. and deposited in an escrow account at American Bank & Trust, Bowling Green, Kentucky. Upon acceptance by the Managing General Partner, of subscription for at least 1 unit, gross proceeds shall be released from the Escrow account to the Partnership account. Prospective partners, whose subscriptions are approved by the Managing General Partner, shall be treated as Partners/Unit Owners/Investors the next business day after the Partnership receives the investor's capital contribution. All monies paid by prospective investors whose subscriptions are rejected by the Managing General Partner shall be returned without interest, within 10 days after such rejection.

The Managing General Partner reserves the right to subscribe all or part of the units in this partnership. In the event the Managing General Partner decides to sell any of the units from its own account, then investors purchasing those units shall make checks payable directly to Overton 2007, L.P.-the Partnership account.

RISK FACTORS

Speculative Investment

Oil and gas exploration is a very speculative venture that has been marked by unprofitable efforts not only resulting from the drilling of dry holes, but also from the drilling of wells which, though productive, do not produce oil or gas in sufficient amounts to return a profit on the costs expended. It is possible that partnership wells may not produce sufficient crude oil and/or natural gas to generate a profit or even recover the initial investment.

Competition, Markets and Regulations

The Partnership will be competing with numerous other companies, both majors and independents, any of which have greater financial resources and larger staffs than those available to the Partnership. The prices paid for oil and gas are subject to market fluctuations and are beyond the control of US Energy

Partners, Inc. Substantial commodity price declines could make partnership wells unprofitable. In addition, the sale of oil or gas may be adversely affected by regulations presently in force or later promulgated by state and federal governmental agencies.

Spreading of Risks

The Interests offered herein relate solely to the drilling, completion and operation of ten (10) crude oil and/or natural gas wellsites to be drilled in Central Tennessee, on oil and gas leases involving multiple tracts of land. The entire success of the program depends upon the existence of natural gas and/or crude oil in substantial quantities under the ten (10) wellsites to be drilled in this program.

Importance of the Operator

The Partnership will rely upon US Energy Partners, Inc. as Operator, to drill and complete or to have drilled and completed, the well(s), and to operate the well(s) upon completion. A substantial portion of the proceeds from the sale of the Interests will be paid to the Operator as payment for the cost of drilling and completing the well(s). The price of drilling and completing the well(s) was not the result of low-cost bidding; consequently, there can be no assurance that the lowest available price was obtained.

Environmental Hazards and Liabilities

The Managing General Partner will use its best efforts to procure, or cause to be procured for drilling, completion or other subcontractors involved, such insurance as is ordinarily maintained by prudent operators in the oil and gas business. There is no assurance, however, that the Partnership and the Managing General Partner will be sufficiently insured against all losses and liabilities which may arise from such hazards, either because of high premium costs or other reasons.

Tax Risks

This Memorandum contains no opinion of counsel concerning tax factors. Additionally, the Managing General Partner has not obtained, nor will it obtain, a ruling from the Internal Revenue Service concerning the tax aspects of this partnership. Partners, therefore, should rely on their own tax advisors and satisfy themselves as to income and other tax consequences of their participation in the Partnership.

Limited Transferability of Interests

Each Partner, at the time of purchase, must represent to the managing General Partner in the Subscription Agreement that all Interest(s)/unit(s) are being acquired without a view toward distribution and for investment purposes only. Accordingly, a Partner cannot expect to be able to liquidate readily this investment in the event of an emergency or if it otherwise becomes necessary to do so.

Conflicts of Interest

The Managing General Partner may conduct oil and gas exploration activities for its own account or for the account of other parties on leases acquired prior to or subsequent to the date of the Memorandum. Consequently, the Managing General Partner could become involved in other oil and gas programs in areas which may be considered to be in competition with the Partnership.

Additionally, the Managing General Partner may be confronted with conflicts of interest in its management of the activities of the partnership in the following general areas:

(i) the allocation of time between the activities of the Partnership and the activities of such other drilling programs or other business interests in which the Managing General Partner is or may become involved;

(ii) the drilling or completion of the Partnership well(s) may "prove-up" contiguous undeveloped mineral lease acreage, resulting in a direct or indirect benefit to the Managing General Partner; and

(iii) if the well(s) become producers, the well(s) may be of value to the Managing General Partner as an "Overriding Royalty Interest" owner although the potential for recovery of costs and profits to the Partners may be questionable.

(iv) US Energy Partners, Inc. and/or affiliated parties will provide multiple business services to this Partnership and intend to incur a profit from each of these arrangements. The price of drilling and completing the well(s) was not the result of low-cost bidding, consequently, there can be no assurance that the lowest available price was obtained. It is the opinion of the OPERATOR that the retail prices set forth in these agreements are reasonable and consistent with industry standards for public and private investor projects packaged as tax advantaged turnkey drilling, completion and operations programs.

Liability of General Partners

The General Partners will be jointly and severally liable for all obligations and liabilities of creditors and claimants, whether arising out of contract or tort, in the conduct of the Partnership's operations. Under the law, General Partners are viewed as participants of a joint venture and are jointly and severally liable for the operations of the Partnership. It is the intention of the Managing General Partner to obtain insurance policies subject to its analysis of their premium costs, coverage and other factors, but such insurance may not be sufficient to cover all liabilities.

Delays in Receipt of Income

The Partnership's receipt of income will depend not only upon the drilling and completion of the well(s) and the magnitude of the reserves, of oil and/or gas, but also, the obtaining of a bulk purchaser of any oil production, and with regard to gas, upon the connection of the well(s) to pipelines. Partnership wells may have limited markets, i.e. one natural gas purchaser. Seasonal demand interruptions or pipeline pressure restraints could reduce the profitability of partnership wells.

Completion Risk

After drilling a well to total depth, all available data is evaluated (well cuttings, computer logs, field history, current trends, etc.) and the operator makes the decision to plug and abandon the well or proceed with completion activities. Completion funds are used to equip a potentially productive well(s) so that it is ready to produce oil and/or gas. A successful completion job (i.e. putting the well into production and shipping product to market) does not guarantee a successful return on investment.

Risk Summary

Due to the risks inherent in the oil and gas industry and our extensive efforts to disclose those risks we expect all investors to acknowledge that any anticipated, estimated or projected levels of production or revenue or return on investment may not be achieved.

THE MANAGING GENERAL PARTNER

US Energy Partners, Inc., the Managing General Partner, is a Kentucky Corporation organized in 2005. It is comprised of experienced personnel who have engaged in the acquisition of mineral leases and contracting for and supervising the drilling, testing and completion of numerous oil and gas wells in Tennessee and Kentucky. The Managing General Partner has a substantial lease inventory.

Clay M. Shelton - is the President-Director of US Energy Partners, Inc. Mr. Shelton has played an active role in the oil and natural gas industry for several years. He has successfully filled many different aspects of the business from field operations to the office operations and has field drilling, completion and operations experience. He has served as a marketing executive, sales/marketing manager, vice-president, vice-president of client relations, and before forming US Energy Partners, Inc. he partnered to form and became the President-Director of another oil and gas company. Mr. Shelton is dedicated to building an oil and gas company with a firm foundation of integrity and honesty. He strives to create the opportunity to achieve financial and tax advantages for all of his partners, through the development of proven reserves as well as the exploration of new fields.

INVESTOR PROTECTION

US Energy Partners, Inc. will try to protect your investment in a number of ways. The combination of insurance, turnkey contract, indemnification, General Partner to Limited Partner conversion as well the sole Limited Partner option are further described below:

Insurance

US Energy Partners, Inc. will procure and maintain, at all times, public liability insurance, which shall name the Partnership and/or unit holders, collectively, as additional insured, in the minimum amount of $10,000,000.00 for injury or damage caused to all persons or property in the same event. In addition, US Energy Partners, Inc. shall procure and maintain such insurance as US Energy Partners, Inc. deems necessary to protect itself and the Partnership, consistent with natural gas and oil field practices in the area against loss, costs or expenses caused by any damage to or destruction of the well(s), or any equipment, materials, supplies or machinery related to such drilling, completion and ongoing operations.

Indemnification

US Energy Partners, Inc. shall indemnify the General Partner(s)/(unit holders) for any and all Partnership Liabilities which exceed their interest in the undistributed net assets of the Partnership.

Communications

During drilling and completion phases of the well(s), progress will be reported to all Partners every fourteen days. Information necessary for preparation of Federal Income Tax returns will be furnished prior to March 31st of each year.

MISCELLANEOUS

Definitions

Initial Potential (I.P.) - The first 24 hour flow rate, measured right after the initial completion of a well. This production is under wide-open conditions without any restrictions on the rate of flow. The I.P. does not provide a direct correlation to the daily sustained production of an oil or gas well.

Absolute Open Flow (A.O.F.) - The A.O.F. is taken to gauge pressure and production volume at the well head. This is production under wide-open conditions; the flow of production from a well without any restrictions (valves or chokes) on the rate of flow. Open flow is permitted only for the testing or clean-out. The A.O.F. does not provide a direct correlation to the daily sustained production of a well.

Field Terminology

Industry or engineering terms such as "drilling success", "completion success" or "commercial quantities" used in conjunction with project communications or printed materials should not be confused with guarantees of profit or the return of money invested.

Sales Material

US Energy Partners, Inc. may utilize sales materials in addition to the memorandum in connection with the offering of units. These Sales Materials may consist of a corporate brochure, copies of published articles about the Managing General Partner or its affiliates, literature relating to the oil and gas industry generally, slide, video tape, computer diskette or flip chart presentations, economic illustrations, etc. Although the information contained in the sales materials does not conflict with any of the information set forth in the Memorandum, such materials do not purport to be complete. The offering of units is made only by means of this memorandum, as supplemented from time to time.

Wellsite Selection

The Managing General Partner reserves the right to select all drill sites. In the event an alternate or substitute wellsite(s) is recommended and selected by the Managing General Partner, that wellsite shall have similar depth and geological characteristics consistent with the goals of the Partnership.

Geology

The Managing General Partner has a general geologic description of the field outlined herein. A copy of this report is included in the offering materials. A geologist will consult during the drilling and/or completion phase of each wellsite. (see Geologic Report - Exhibit D).

On the prospect drilling, completion and production success reflects the selection of wellsites where the probability of drilling dry holes is reduced, because each well targets multiple oil and gas bearing intervals, which are capable of producing. Production from wells generally begins at a maximum rate and then declines over the productive life of each well. This could mean income declines from wells, depending upon commodity prices and production levels. Successfully drilling, completing and producing a wellsite does not guarantee a profit or return of money invested.

Access to Information

This memorandum contains broad and specific information regarding the partnership's proposed activities. Investors, tax and/or legal advisors are encouraged to visit our offices and field operations to conduct due diligence. We will promptly address all reasonable requests for additional information.

Re-Purchase Program

To increase liquidity for investors and expand corporate holdings, management has implemented a plan to accommodate unit re-sales. Investor ownership interests will be eligible for re-purchase on the fourth anniversary of the first cash distribution. Investors may, at their election, offer their ownership interests to management. Management will make minimum offers for not less than 24 times the pro-rata average monthly cash distribution for the preceding twelve months.

Management will repurchase (unless Management determines that it is financially unable to do so at the time) such ownership interests that aggregate or total up to 10% of any program / partnership per year. To initiate the process, the investor / owner must provide Management written notification of the intention to have his / her interest purchased. Management will provide the investor / owner a written offer of a specified purchase price for the particular interest within 30 days. Upon receipt of the repurchase price offer established by management, the investor / owner (at no obligation to accept the repurchase price offer) should notify management, in writing, of acceptance or rejection. Upon acceptance, management will promptly mail the investor / owner a check for the proceeds and any paperwork to finalize the purchase.

Tax Status

No ruling from the Internal Revenue Service on the tax status of the Partnership has been or will be sought. It is intended that the Partnership will be treated as a Partnership for Federal income tax purposes, but such intention, belief or opinion is not binding on the Internal Revenue Service and there can be no assurance of such treatment (see Federal Tax Matters, Exhibit E).

Litigation

There is currently no pending or threatened litigation against US Energy Partners, Inc. which would materially affect the Managing General Partner's net worth or its ability to function as Managing General Partner, or its ability to absorb any potential losses in the drilling and development of the Partnership well(s).

EXHIBIT A

OVERTON 2007, L.P.

Agreement of Limited Partnership

This AGREEMENT OF LIMITED PARTNERSHIP is entered into and shall be effective as of the ____________day of ____________, 20____, by and between US Energy Partners, Inc. (a Kentucky Corporation), as Managing General Partner, and the persons whose names are set forth on Addendum I attached hereto, as the Limited Partners and General Partners, pursuant to the provisions of the Kentucky Revised Uniform Limited Partnership Act and the following terms and conditions:

Article I

THE PARTNERSHIP

1.1 Organization. The Partners hereby agree to organize the Partnership as a Kentucky Limited Partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement.

1.2 Partnership Name. The name of the Partnership shall be Overton 2007, L.P., a Kentucky Limited Partnership and all business of the Partnership shall be conducted in such name.

1.3 Purpose. The business of the Partnership shall be to engage in the acquisition, development, drilling, completion and operation of ten (10) wellsites to produce and market crude oil and/or natural gas therefrom. The Partnership shall provide the administration, supervision and accounting of and for each Partner's interest in the Partnership.

1.4 Principal Place of Business. The principal place of business of the partnership shall be 6244 Nashville Road, Bowling Green, Kentucky 42101.

1.5 Term. The term of the Partnership shall commence on the date the certificate of Limited Partnership (the "Certificate") is filed in the office of the Secretary of State of Kentucky. In the event that the administrative filing process is delayed at the state level, the partnership shall be deemed to have commenced upon the Managing General Partner forwarding all initial filing papers to the Secretary of State via Certified Mail. The term shall continue until the winding up and liquidation of the Partnership.

1.6 Agent for Service of Process. The agent for service of process on the Partnership shall be Clay M. Shelton, or any successor appointed by the Managing General Partner.

1.7 Definitions.

a. **ACT** - the Kentucky Revised Uniform Limited Partnership Act

b. **AFFILIATE** - with respect to any Person or entity, under common control with such person, owning or controlling 10% or more of the outstanding voting interests of such Persons. The Managing General Partner intend to use affiliate companies to provide many of the required services described herein.

c. **AGREEMENT** or **PARTNERSHIP AGREEMENT** or **PARTNERSHIP** - this Agreement of Limited Partnership, as amended from time to time. Words such as "herein", "hereinafter", "hereof", and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

d. **CAPITAL ACCOUNT** - the Capital Account maintained for each Person to be credited for Capital Contributions, pro-rata distributive share of profits, income or gain, and any losses or liabilities assumed.

e. **CAPITAL CONTRIBUTIONS** - with respect to any Partner, the amount contributed to the Partnership with respect to the Partnership interest.

f. **COMPLETION** - predominantly expenditures, after drilling and before production, for facilities including but not limited to wellhead, lifting unit, separators, meters, tank batteries, flow lines, motors, electricity, production casing and pipeline gathering systems.

g. **COMPLETION PROCEEDS** - up to $15,000 per unit, totaling $750,000 for ten wells.

h. **DEVELOPMENT WELL** - a well drilled within the proven area of a crude oil or natural gas reservoir to the depth of a stratigraphic zone known to be productive. If the well is completed for production, it is classified as a development well.

i. **DRILLING PROCEEDS** - $20,000 per unit, totaling $1,000,000 for ten wells.

j. **DRILL SITE** - the mineral interest under a lease(s) of sufficient size to permit the owner to drill and operate one natural gas well, pursuant to applicable state law.

k. **EXPLORATORY WELL** - a well drilled to help find or further define the limits of an oil or gas bearing formation.

l. **ESCROW ACCOUNT** - an account at American Bank & Trust, Bowling Green, KY for the receipt of subscription funds allocable to drilling proceeds.

m. **GENERAL and ADMINISTRATIVE OVERHEAD** - all customary expenses including legal, accounting, geological, engineering, travel, office rent, telephone, secretarial, salaries and other expenses generally necessary for the Managing General Partner to conduct Partnership business.

n. **GENERAL PARTNER** - any Person who holds a Unit(s) and whose name is set forth on Addendum I attached hereto, or who has become a General Partner pursuant to the terms of this Agreement.

o. **LEASES** - full or partial mineral interests or other rights authorizing the Lessee to own, drill for and produce the crude oil or natural gas therefrom.

p. **LIMITED PARTNER** - any Person who holds a Unit(s) and whose name is set forth on Addendum I attached hereto, or who has become a Limited Partner pursuant to the terms of this Agreement.

q. **MANAGING GENERAL PARTNER** - US Energy Partners, Inc.

r. **NET REVENUE INTEREST** - the gross proceeds to the holder of working interest from the sale of gas produced from a specific well or lease, after payment for the royalty(s) and overriding royalty(s).

s. **OFFSET WELLS** - any well(s) adjoining or adjacent to a producing well or formerly producing well, on the next location spaced in accordance with state spacing laws.

t. **OPERATING AGREEMENTS** - one or more agreements which the Managing General Partner may enter, on behalf of the Partnership, providing for the operation of Partnership Well(s).

u. **OPERATING COSTS** - expenditures made and costs incurred in producing and marketing oil or gas from completed wells, (i.e. Lifting and Operating Expenses - L.O. E.) including but not limited to labor, fuel, repairs, hauling, materials, supplies, utility charges, ad valorem and severance taxes, insurance and compensation to well operators or others for services rendered in conducting such operations.

v. **OPERATOR** - a person who exercises management control over the drilling, completion and production of a well.

w. **ORGANIZATION AND OFFERING EXPENSES** - all costs incurred by or on behalf of the Partnership with respect to its formation and organization and compliance with federal and state securities laws for the offer and sale of Units, including, but not limited to, legal and accounting fees, printing costs and filing fees.

x. **OVERRIDING ROYALTY** - an interest in the oil and gas produced pursuant to a specified Lease(s), or the proceeds from the sale thereof, to be received free and clear of all costs of development, operation or maintenance.

y. **PARTNERS** - all General Partners and Limited Partners, where no distinction is required by the context in which the term is used herein. **PARTNER** means any one of the PARTNERS.

z. **REVENUES** - gross receipts from the operation of well(s) and the disposition of any Partnership properties. Revenues excludes contributions and loans.

aa. **ROYALTY INTEREST** - the property interest created in gas and oil lease proceeds by reservation for the landowner of royalty estate. Its duration is limited to the term of the Lease and it entitles its owner to his share of oil and gas or the proceeds therefrom, free of any expenses of exploration, development or operation incidental to production of oil and gas.

bb. **SUBSCRIPTION AGREEMENT** - the agreement which each prospective Investor must execute to purchase Unit(s) of Limited Partner or General Partner interests. The minimum subscription is **<u>one</u>** unit, unless waived by the Managing General Partner.

cc. **TURNKEY CONTRACT** - a contract to drill, complete and equip an oil or gas well for a set, predetermined price. The turnkey format is designed to limit the liability of an Investor to the amount of their capital contribution for drilling and completion.

dd. **UNIT** - a Limited Partner's or General Partner's interest in a Partnership equal to $20,000 per unit for drilling contributions allocable to the drilling phase plus completion assessments of up to $15,000 per unit.

ee. **UNIT HOLDER** - a Limited Partner or General Partner who has contributed capital to acquire unit(s).

ff. **WELL OPERATING COST** - see ***u. OPERATING COST.***

gg. **WORKING INTEREST** - an ownership in a lease, entitling the holder to drill, complete, connect and operate well(s) on the leased property and to retain a percentage of the revenues available from production or otherwise after the payment from gross revenues of Royalty(s), Overriding Royalty(s) and operating costs.

Article II

PARTNER'S CAPITAL CONTRIBUTIONS

2.1 <u>Contributions</u>. The Partnership is being formed with Capital contributions by the General Partners and Limited Partners from the sale of up to 50 units by the Partnership, at $35,000 per Unit. One hundred percent (100%) of these capital contributions are to be applied as set

forth herein toward the costs of drilling and completion pursuant to a turnkey contract after the Partnership equal to a minimum of 1% of the total capital contributions made by all parties.

2.2 General Partner(s). The name(s) and Unit(s) purchased by each General Partner is set forth on Addendum I attached hereto.

2.3 Limited Partner(s). The name(s) and Unit(s) purchased by each Limited Partner is set forth on Addendum I attached hereto.

2.4 Other Matters.

a. Except as otherwise provided in this Agreement, no Partner shall demand or receive a return of his capital or withdraw from the Partnership without the consent of the Managing General Partner.

b. Except as otherwise provided by this Agreement, no Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership. No General Partner shall have any personal liability for the repayment of any Capital Contributions of any Limited Partner.

c. Each Unit Holder will contribute in cash to the Partnership, $20,000 (drilling proceeds) per unit upon subscription. The aggregate Subscriptions agreed to be contributed by Limited Partners and General Partners will be not more than $1,000,000 (50 units X $20,000) plus completion assessments.

d. There will be an Assessment for completing the Partnership well(s). The number of wells to be completed by the Partnership will be determined by the Managing General Partner. If all ten (10) wells are completed the assessment will be 100% ($15,000) of the completion costs outlined herein; nine (9) wells - 90.00% ($13,500); eight (8) wells - 80.00% ($12,000); seven (7) wells - 70.00% ($10,500); six (6) wells - 60.00% ($9,000); five (5) wells - 50.00% ($7,500); four (4) wells - 40.00% ($6,000); three (3) wells - 30.00% ($4,500); two (2) wells - 20.00% ($3,000); one (1) well - 10.00% ($1,500); if none of the wells are completed, they will all be plugged/abandoned, and there will not be a completion assessment.

Should any Unit Holder fail to contribute his share of the completion assessment within 15 days of mailing notice, such Unit Holder shall be in default and thereby forfeit his interest and ownership in that unit. From that point forward, the defaulting Unit Holder shall be deemed to have "Quit Claimed" his interest and have no further right to participation in any of the Partnership's ongoing business. Nothing shall prohibit the Managing General Partner from paying that obligation and assuming ownership responsibility for the forfeited unit(s).

Article III

ALLOCATIONS

3.1 Profits and Losses.

A. Revenues shall be allocated 100% to the Limited Partners and the General Partners.

B. The following Costs shall be allocated 100% to the Limited Partners and the General Partners:

i. Drill Site Acquisition Expenses
ii. Organization and Offering Expenses
iii. Intangible Drilling and Development Costs
iv. Tangible Capital Expenditures
v. Drilling and Completion Costs
vi. Pre-Production Management Costs
vii. Well Operating Costs

NOTE: *Nothing shall prevent the Managing General Partner or it's affiliates from purchasing additional unit(s).*

3.2 Other Allocation Rules. All allocations to the Managing General Partner, Limited Partner and General Partners, except as otherwise provided, shall be divided among them in proportion to the Unit(s) held by each.

Article IV

DISTRIBUTIONS

4.1 Determination of Available Cash Flow. The Managing General Partner, in it's sole discretion, shall determine the amount of the cash generated from the Partnership's operations, if any, which may be distributed to the Partners.

4.2 Distribution of Available Cash Flow. Subject to the provisions of this agreement, all distributions herein shall be made 100% to the Limited Partners and the General Partners.

Article V

MANAGEMENT

5.1 Authority of the Managing General Partner. The Managing General Partner shall have the sole and exclusive right to manage the business of the Partnership and shall have all of the rights and powers which may be possessed by General Partners under the Act including, without limitation, the right and power to:

a. enter into a turnkey agreement with the Managing General Partner, as Operator, for the drilling and completion of ten (10) wellsites in Central Tennessee at a turnkey price of $1,000,000 for drilling and $750,000 for completion. The turnkey prices described herein for drilling include an allocation for acreage acquisition and organization charges;

b. evaluate, acquire, select wellsites, substitute wellsites, develop, manage and operate gas & oil properties and to hold them in the name of the Partnership; to engage operators; to pay for leasehold costs, drilling and completion costs, testing, plugging, operating costs and any other expenses incurred in connection with the Partnership business; to enter into and execute leases, assignments, contracts, Operating Agreements, unit or pooling designations, division orders, affidavits, Operator's bonds and any other agreements or documents considered by the Managing General Partner to be necessary to conduct the business of the Partnership;

c. upon drilling to total depth (the point in time when the decision is made whether to attempt production), elect to complete such wells as, in its sole discretion, warrant such completion, and to plug abandon or otherwise deal with such wells that do not warrant completion. The decision not to complete a Partnership well will only be made if the Managing General Partner estimates that the costs of completion will not result in sufficient revenues to pay operating expenses and proved a reasonable cash flow to the Partnership;

d. dispose of any leasehold interest or other property interests;

e. care for and distribute funds to the Partners by way of cash, income, return of capital, or otherwise, all in accordance with the provisions of this Agreement;

f. make any and all elections for federal, state, and local tax purposes without limitation, if permitted by applicable law; and

g. institute, prosecute, defend, settle, compromise and dismiss lawsuits or other judicial or administrative proceedings brought on behalf of, or against, the Partnership or Partners in connection with activities arising out of the Agreement.

5.2 Restrictions on Authority of Managing General Partner. Without the consent of all the partners, the Managing General Partner shall have no authority to:

a. do any act in contravention of this Agreement;

b. do any act which would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

c. knowingly perform any act that would subject any Limited Partner to liability as a General Partner in any jurisdiction.

5.3 Duties and Obligations of the Managing General Partner.

a. The Managing General Partner shall take all actions appropriate for the continuation of the Partnership and for the accomplishment of the Partnership's purposes, including the acquisition, development, and operation of Property.

b. The Managing General Partner shall have a duty to conduct the affairs of the Partnership in the best interests of the Partnership and the Partners, including the safekeeping and use of all Property for the exclusive benefit of the Partnership.

c. The Managing General Partner shall be obligated to protect the privacy of each Partner; releasing any information on a "need to know" basis only.

5.4 Indemnification of Managing General Partner.

a. In the event of any action by a Partner and/or third party against the Managing General partner, it's Officers, employees or affiliates, the Partnership shall indemnify, hold harmless, and pay all expenses of the Managing General Partner, including attorney's fees, incurred in the defense of such action.

b. Notwithstanding the provisions above, the Managing General Partner shall not be indemnified from any liability for fraud, willful misconduct, or gross negligence.

5.5 Compensation.

a. Compensation and Reimbursement. Except as otherwise provided no Partner shall receive any salary, fee, draw or reimbursed expenses for services rendered to or on behalf of the Partnership.

b. Expenses. The Managing General Partner may charge the Partnership for any direct expenses reasonably incurred in connection with the Partnership's business.

c. Compensation.

i. For services on behalf of the Partnership, the Managing General Partner shall receive, a monthly management fee of up to $200.00 per wellsite, pursuant to the Operating Agreement. As expenses occur, the partnership will be billed accordingly with an accurate accounting of such.

ii. The Managing General Partner shall receive all amounts provided in the Turnkey Drilling and Completion Agreement. To the extent that the Turnkey Contract prices for drilling and completing the partnership wells exceed the actual costs for drilling and completion the Managing General Partner shall be deemed to have received compensation, however the Managing General Partner is obligated to furnish the contracted services at the contract rates. The basis for establishing prices or rates is a combination of competitive bids, published rates, quoted rates, offering memoranda of public and private drilling programs and other factors unique to the Managing General Partner.

iii. The Managing General Partner, or any affiliate, may enter into any agreement to render services or sell or lease property to the Partnership; provided a written contract or bill of sale describes generally the services or property and the compensation to be received.

iv. The Managing General Partner, or an affiliate, shall retain an Overriding Royalty in any drill site transferred to or acquired by the Partnership. Wellsites or prospects will be sold and/or transferred to the partnership from the Managing General Partner or affiliate's inventory. The cost will be based on similar leases in the geographic area, and may include additional expenses for geological, geophysical, engineering, land man, legal, mapping, etc. To the extent that the Managing General Partner, or an affiliate, retains an Overriding Royalty, the pro-rata Net Revenue Interest (N.R.I.) to the Partnership and/or the Unit Holders in each well must be at least 70% of the total revenues generated therefrom.

v. The Managing General Partner shall be reimbursed by the Partnership for all Organization and Offering Expenses, incurred in connection with the formation and organization of the Partnership; which amount shall be deemed paid as part of the turnkey price.

vi. The Managing General Partner, or affiliates, may sell necessary oil and gas field equipment and services to the partnership at retail prices and, accordingly, may make a profit.

5.6 <u>Operating Restrictions</u>.

a. All cash shall be deposited in account(s) at financial institutions determined by the Managing General Partner. Withdrawals shall be made only for Partnership business as the Managing General Partner may determine.

b. The signature of the Managing General Partner shall be necessary and sufficient to convey title to any real property owned by the Partnership or to execute any notes, assignments, or other instruments. All of the Partners do hereby appoint the Managing General Partner as their attorney-in-fact for the execution of all documents described herein.

Article VI

ROLE OF LIMITED PARTNERS AND GENERAL PARTNERS

6.1 Rights or Powers. Except as otherwise set forth herein, no Limited Partner or General Partner shall have any right or power to take part in the management or control of the Partnership or its business and affairs or to act for or bind the Partnership in any way.

6.2 Voting Rights. The Limited Partners and General Partners shall have the right to vote on the matters explicitly set forth in this Agreement.

6.3 Indemnification of General Partners. The Managing General Partner shall indemnify the General Partners for any and all Partnership liabilities which exceed their interest in the undistributed net assets in the Partnership.

6.4 Conversion of General Partners to Limited Partners. Any or all Units of General Partners interest may be converted to Units of Limited Partner interests and thereupon such persons shall become Limited Partners of the Partnership. Upon conversion, the former General Partners shall be Limited Partners and thereafter shall be entitled to limited liability.

General Partners may convert their Unit(s) in the Partnership effective upon receipt of written notice to the Managing General Partner. The Managing General Partner will file an amendment to the Certificate of Limited Partnership, reflecting the transfer or exchange, to Limited Partner status.

6.5 Withdrawal of General Partner. No withdrawal of General Partner shall be deemed a withdrawal so as to cause a dissolution under section 362.487 of the Kentucky Revised Uniform Limited Partnership Act, and the business of the partnership shall be carried on by the Managing General Partner.

Article VII

BOOKS AND RECORDS

7.1 Books and Records. The Partnership shall keep books and records, setting forth a true and accurate account of all business transactions in connection with the Partnership. Any Partner shall have the right, at any reasonable time, to review the contents of such books and records at the Partnership's principle place of business.

7.2 Annual Reports. Within a reasonable period after the end of each Partnership calendar year, each Partner shall be furnished with pertinent information regarding the Partnership and its activities during such period.

7.3 Tax Information. Necessary tax information shall be delivered to each Partner after the end of each calendar year of the Partnership. Every effort shall be made to furnish such information within 60 days after the end of each calendar year.

7.4 Method of Accounting. The Partnership will generally use the accrual basis method of accounting for Federal income tax purposes in reporting income, gain, loss and deduction unless the cash basis method of accounting is otherwise allowable under Section 448.

Article VIII

AMENDMENTS; MEETING

8.1 Amendments. Amendments to this Agreement may be proposed by the Managing General Partner or by any Partners owning 51% or more of the Units. Following such proposal, the Managing General Partner shall submit to the Partners a verbatim statement of any proposed amendment and the Managing General Partner shall include a recommendation as to the proposed amendment. A proposed amendment shall be adopted and be effective as an amendment hereto if it receives the affirmative vote of two-thirds Partnership interest.

8.2 Meetings of the Partners. Any meeting of Partners shall be conducted by the Managing General Partner or other Person as the Managing General Partner may appoint.

Article IX

TRANSFERS OF INTERESTS

9.1 Restriction on Transfers. Except as otherwise permitted by this Agreement, no Limited Partner or General Partner shall Transfer any or all of his Unit(s).

9.2 Permitted Transfers. A Limited Partner or General Partner may at any time Transfer any or all of his Unit(s) to:

a. any other Limited Partner or General Partner;
b. any member of the transferor's family;
c. any Affiliate of the transferor;
d. the transferor's executor, administrator or trustee to whom such Unit(s) are transferred at death.

NOTE: *A Transfer shall not be treated as a "Permitted Transfer" until the following conditions are satisfied:*

i. The transferor and transferee shall execute and deliver to the Partnership such documents of conveyance necessary in the opinion of counsel to the Partnership, to effect such Transfer and to confirm the transferee be bound by the provisions of this Partnership. In all cases, the Partnership shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

ii. The transferor and transferee shall furnish the Partnership with the transferee's taxpayer identification number, and any other information necessary to permit the Partnership to file all required federal and state tax returns. The Partnership shall not be required to make any distribution to any transferred interests until it has received such information.

9.3 Representations; Legend. Each Unit Holder hereby covenants and agrees that:

a. He is not currently making a market in the Unit(s) and he will not Transfer his Unit(s) on an established securities market or secondary market;
b. Each Partner hereby represents and warrants to the Managing General Partner that such Partner's acquisition of Unit(s) hereunder is made for his own account and not for resale or distribution;
c. Each Partner hereby acknowledges that the Partnership Unit(s) represented by this document have not been registered under any securities laws.

Article X

MANAGING GENERAL PARTNERS

10.1 Additional Managing General Partners. No person shall be admitted to the Partnership as an Additional Managing General Partner without the approval of the Managing General Partner.

10.2 Permitted Transfers. The Managing General Partner may transfer all or any portion of his interest in the Partnership as the Managing General Partner:
a. at death to his estate, heirs, or others by will;
b. at any time to any Person who is such Managing General Partner's Affiliate;
c. at any time to a corporation actively engaged in the oil and gas business.

10.3 Termination of Status as Managing General Partner. The Managing General Partner shall cease to be the Managing General Partner upon the first to occur of:
a. the transfer of the Managing General Partner's interest that causes such Managing General Partner to hold less than 1% of the Partnership assets;
b. such Managing General Partner's death, permanent disability, or mental incompetence; or
c. a two-thirds vote by the Unit Holders, upon a determination, by arbitration, that the Managing General Partner engaged in fraud, was grossly negligent or committed a material breach of this Agreement.

10.4 Interest in Assets of Removed Managing General Partner. In the event the Managing General Partner is removed, its respective ownership interest in the assets of the Partnership shall be retained by the removed Managing General Partner and converted pro-rata into a Limited Partner interest.

Article XI

DISSOLUTION AND WINDING UP

11.1 Liquidating Events. The Partnership shall dissolve and commence winding up upon the first of the following to occur:
a. December 31, 2037
b. The sale of all, or substantially all, of the Property;
c. The happening of any other event that makes it unlawful or financially impractical to carry on the business of the Partnership; or
d. Any event which causes there to be no Managing General Partner.

11.2 Winding Up. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. The proceeds therefrom, shall be applied and distributed in the following order:

a. First, a reasonable amount may be reserved for anticipated plugging, abandoning and reclamation expenses;
b. Second, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than Partners;
c. The balance pro-rata to the Partners.

11.3 Rights of Limited Partners and General Partners. Except as otherwise provided in this Agreement, each Partner shall look solely to the assets of the Partnership for the return of his Capital and no Partner shall have priority over any other Partner as to the return of his Capital, distributions or allocations.

Article XII

POWER OF ATTORNEY

12.1 Managing General Partner as Attorney(s)-in-Fact. Each Partner hereby irrevocably constitutes and appoints any designated executive officer of the Managing General Partner with full power of substitution and re-substitution, as its or his true and lawful attorney-in-fact with full power and authority to act in its or his name, place and stead to make, execute, acknowledge, swear to, record, file, complete and/or correct on its or his behalf the following:

a. All amendments to the Partnership Agreement and Certificate necessary to reflect the admission or substitution of Limited or General Partners or other amendments which in the opinion of the Managing General Partner do not materially reduce or materially impair the Limited Partner's or General Partner's Units or rights in the Partnership;
b. Any instrument which the Managing General Partner deems to be in the best interest of the Partnership to file or which is necessary to cure any error or ambiguity contained in any of the documents referenced in or contemplated by the Offering Memorandum;
c. Any documents which may be required in connection with any filings with state or federal securities commissions or other federal or state authorities.
d. This Power of Attorney is limited to the business of the Partnership only and shall not include matters beyond the scope of this ten (10) well Partnership.

It is expressly intended that the foregoing power-of-attorney is irrevocable, is coupled with an interest and shall survive death, incompetency, liability, incapacity, dissolution, bankruptcy or termination. The foregoing power-of-attorney may be exercised by the managing General Partner on behalf of each Limited or General Partner by a facsimile signature or by listing all of the Limited or General Partners executing any instrument with a single signature as attorney-in-fact for all of them.

Article XIII

MISCELLANEOUS

13.1 Notices. Any notice, payment, demand, or communication required by this Agreement shall be in writing and delivered personally, or sent by regular, registered, or certified mail, to such address specified by the Unit Owner. Any Partner may specify a different address by written notice to the Partnership.

13.2 Binding Effect. Every term and provision of this Agreement shall be binding upon the Partners, their heirs, legal representatives, successors, transferees and/or assigns.

13.3 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

13.4 Governing Law. The laws of the State of Kentucky shall govern the validity of this Agreement, it's terms and interpretation of the rights and duties of the Partners.

13.5 Certificate. It is agreed that the Certificate of Limited Partnership need not be mailed to Partners after filing.

13.6 Arbitration. It is further agreed that any controversy or claim arising out of or relating to this Agreement, or the breach thereof and any claim or dispute between the parties hereto shall be settled by arbitration, at the Managing General Partner's election, either in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Chicago, IL, or the National Arbitration Forum, under its Code of Procedure then in effect, and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof. Such arbitration shall be commenced in Bowling Green, Kentucky. The parties agree that in the event of (a) any dispute between the investor and the Managing General Partner or their affiliates; or (b) any default or breach by investor under this Agreement, if the investor is the losing party, the investor shall pay the Managing General Partner on demand any reasonable fees, costs and expenses of counsel (including without limitations such fees, costs and expenses of litigation, including appeals) incurred by the Managing General Partner, or their affiliates as a result of such dispute, default or breach.

13.7 Waiver of Action for Partition. The Partners irrevocably waive any right that they may have to maintain any action for partition with respect to any of the Partnership Property.

13.8 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Partners had signed the same document.

13.9 Sole and Absolute Discretion. Except as otherwise provided in this Agreement, all actions and all determinations which the Managing General Partner may make pursuant to this Agreement may be taken and made at the sole and absolute discretion of the Managing

General Partner.

13.10 Force Majeure. The Managing General Partner shall not be liable for any delay of field objectives, loss or damage to Partnership property caused by strikes, labor trouble, riots, fires, blow-outs, floods, acts of a public enemy, acts of God, Regional - State or Federal Laws, freezing of wells, shut-in wells, or any other cause beyond the control of the Managing General Partner.

IN WITNESS WHEREOF, the undersigned have executed this Agreement which is and shall be effective for all purposes as of the ______day of _________, 20_____.

MANAGING GENERAL PARTNER:

____

By:____________________________

Its:____________________________

LIMITED PARTNERS & GENERAL PARTNERS:

____

By:_____________________________

Its:_____________________________

OVERTON 2007, L.P.

Wire Transfer Instructions

Beneficiary Bank: **Banker's Bank of Kentucky: ABA # 083901896**
Frankfort, Kentucky

Credit Beneficiary: **American Bank & Trust: Account# 203665**
1302 Scottsville Road
Bowling Green, KY 42104
270-796-8444

Reference: Final Credit To: *Account#*
OVERTON 2007, L.P.
6244 Nashville Road
Bowling Green, KY 42101

Questions? - Contact:

US Energy Partners, Inc.
1-877-843-0040

EXHIBIT B

OVERTON 2007, L.P.

SUBSCRIPTION AGREEMENT

The undersigned hereby agrees to purchase the following units:

NUMBER OF UNITS ________

TYPE OF UNITS PURCHASED (initial one):

GENERAL PARTNER _________

LIMITED PARTNER _________

CASH PAYMENT - $20,000 per unit (drilling proceeds), payable upon subscription.

Total amount: ___________________

CASH PAYMENT - $15,000 per unit (completion proceeds), payable upon the decision by the Managing General Partner to complete any partnership wells.

Total amount: ___________________

Working Interest (W.I.) Ownership in each of the ten Partnership Wells ________W.I.
(1 unit = 2.00% W.I.)

Net Revenue Interest (N.R.I.) Ownership in each of the ten Partnership Wells _________N.R.I.
(1 unit = 1.40% N.R.I.)

If this subscription is accepted, I agree to be bound and governed by all of the terms and provisions of the Offering Memorandum, The Agreement of Limited Partnership, the Turnkey Drilling, Completion and Operating Agreement and all other referenced Exhibits or Addendums.

Statement of Experience and Investor Suitability

I hereby warrant and represent that:

(i) I am aware of the speculative nature of an oil and gas investment and of the particular risks involved in the purchase of units in the partnership, including those set forth under the "Risk Factors" section of the Offering Memorandum. I understand the liability and tax status distinctions detailed in the Offering Memorandum and Exhibits regarding participation as a General Partner and/or participation as a Limited Partner.

PARTNER'S INITIALS ________

(ii) I fully understand that no representations have been made to me concerning the certainty of the success of the investment which I propose to enter into with US Energy Partners, Inc. By virtue of my knowledge and experience in financial and business matters, either alone or with my investment advisor, I am capable of evaluating the merits and risks of the investment.

(iii) I have been furnished and have read (or my investment advisor has read) carefully the Offering Memorandum including all Exhibits and I have relied only upon the information contained in such Memorandum and Exhibits.

(iv) I will not attempt to resell or otherwise dispose of the Unit(s) for which I hereby subscribe, except in accordance with the provisions of the Partnership and all applicable federal and state securities laws.

(v) I fully understand that all Unit Owners in this partnership will be accredited investors and therefore registration is not required with the Securities and Exchange Commission.

(vi) I understand that this is a private placement; respecting and requesting the Managing General Partner's obligation and actions to limit public exposure and to protect the privacy/confidentiality of all the participants herein.

Requirements For Accredited Investors:

A. I have a net worth, alone or jointly with my spouse, of at least $1,000,000 (excluding home, furnishings, personal effects and personal automobiles) or I have had individual income in excess of $200,000 or joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect the same income in the current year or in the event of a trust, partnership or corporation that entity meets the financial conditions outlined herein.

UNIT OWNERSHIP IN THE PARTNERSHIP SHOULD BE ON RECORD AS FOLLOWS:

_____ **Individual**

_____ **Tenants in Common**

_____ **Joint Tenants with Rights of Survivorship**

_____ **Trust**

_____ **Partnership**

_____ **Corporation**

_____ **Other**

OVERTON 2007, L.P.

POWER OF ATTORNEY

Simultaneously with the execution and delivery of this Agreement, the undersigned hereby irrevocably constitutes and appoints any designated executive officer of the Managing General Partner with full power of substitution and resubstitution, as its or his true and lawful attorney-in-fact with full power and authority to act in its or his name, place and stead to make, execute, acknowledge, swear to, record, file, complete and/or correct on its or his behalf the following:

(a) All amendments to the Partnership Agreement and Certificate necessary to reflect the admission or substitution of Limited or General Partners or other amendments which in the opinion of the Managing General Partner do not materially reduce or materially impair the Limited Partners' or General Partners' Units or rights in the Partnership;

(b) Any instrument which the Managing General Partner deems to be in the best interests of the Partnership to file or which is necessary to cure any error or ambiguity contained in any of the documents referenced in or contemplated by the Offering Memorandum;

(c) Any documents which may be required to effect the continuation, operation, dissolution or termination of the Partnership;

(d) Any documents which may be required in connection with any filings with state or federal securities commissions or other federal or state authorities.

(e) This Power of Attorney is limited to the business of the Partnership only and shall not include matters beyond the scope of this ten well Partnership.

It is expressly intended by the undersigned that the foregoing power-of-attorney is irrevocable, is coupled with an interest and shall survive death, incompetency, liability, incapacity, dissolution, bankruptcy or termination. The foregoing power-of-attorney shall survive the delivery of an assignment by the undersigned of the whole or any portion of his or its units. The foregoing power-of-attorney may be exercised by the Managing General Partner on behalf of each Limited or General Partner by a facsimile signature or by listing all of the Limited or General Partners executing any instrument with a single signature as attorney-in-fact for all of them.

PARTNER'S NAME ____________________ PARTNER'S SIGNATURE ______________________
(Please Print)

I DECLARE, THAT TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS TRUE AND ACCURATE.

Dated: ____________________

____
Signature

____
Street Address

____
Subscriber's Full Name (Type or Print)

____
City State Zip

____
Social Security or Federal I.D. Number

Work #: ____________________

____
Date of Birth

Fax #: ____________________

Home #: ____________________

E-mail: ____________________

Wire Transfer Instructions:
American Bank & Trust
1302 Scottsville Road
Bowling Green, KY 42102
Telephone: (270) 796-8444
ABA Routing No.: 083908323
Account No.:
Account Name: *OVERTON 2007, L.P.*

Mailing Instructions:
US ENERGY PARTNERS, Inc.
6244 Nashville Road
Bowling Green, KY 42101
Telephone: (270) 843-0060
Attn: Clay Shelton

Managing General Partner's Acceptance:

US Energy Partners, Inc., as Managing General Partner, herewith accepts this subscription in the OVERTON 2007, L.P.

Date: ____________________

____
Officer – US Energy Partners, Inc.

____
Title

EXHIBIT C

OVERTON 2007, L.P.

TURNKEY DRILLING, COMPLETION, AND OPERATING AGREEMENT

This Turnkey, Drilling, Completion and Operating Agreement entered into this ______day of _____________, 20___ by and between US Energy Partners, Inc. a Kentucky Corporation, whose address is 6244 Nashville Road, Bowling Green, Kentucky 42101 hereinafter referred to as OPERATOR, and Overton 2007, L.P. hereinafter referred to as ASSIGNEE, witnesseth as follows:

WHEREAS, OPERATOR and/or its affiliates is the owner of or controls 100% Working Interest (W.I.) equaling 70% Net Revenue Interest (N.R.I.) in one or more oil and gas leases located in Central Tennessee and described as follows:

> Ten (10) drill sites located in Central Tennessee's Overton County specific drill site locations to be determined.

WHEREAS, ASSIGNEE desires to acquire a Working Interest in such well(s) to be drilled by the OPERATOR on a portion of the property(s) described above, referred to as the drill sites.

NOW, THEREFORE, in consideration of the mutuality of performances and covenants and conditions herein contained, the parties agree as follows:

1. RECEIPT. In consideration of the sum of One Million and No/00 dollars, $1,000,000.00 the receipt of which is hereby acknowledged, OPERATOR hereby sells, assigns and transfers to ASSIGNEE, without warranty of title, an undivided 100% W.I./ 70% N.R.I. in the well(s) covered by the above described drill site(s). The right is reserved to refund all money if no well(s) is/are drilled, or transfer funds to an alternate prospect(s) in Kentucky or Tennessee.

Drilling of the wells shall be on a Turnkey basis, for a flat fee of $1,000,000.00 for all ten wells. OPERATOR shall furnish all acreage, equipment, materials, labor and supervision necessary to bring the well(s) to the point where the decision to complete the well(s) shall be made. Such work shall include, but not be limited to: bonds, surveys, roads, permits, insurance, site preparation, drilling, logging, casing, cementing, hauling and testing the well(s). This Turnkey contract represents a firm commitment by OPERATOR to provide drilling, testing, and if warranted, completion services for a flat fee price. Any additional expense(s) in excess of charges made herein shall be borne by the OPERATOR. No other charges will be made if the well(s) is/are found to be dry.

2. TERMS OF DRILLING THE WELLSITES. Well(s) shall be drilled to a depth of approximately +/-2000 feet to test the Knox formation, unless in the opinion of the OPERATOR oil or gas is encountered in substantial quantities at a lesser depth, but in no event will the OPERATOR be obligated to drill deeper than the above agreed depth or formation, or shallower oil or gas bearing strata, whichever first occurs.

3. TERMS OF COMPLETION. If OPERATOR decides to complete such well(s) for production, completion charges of $750,000.00 for all ten wells will be paid to OPERATOR within 15 days after such written notice is given to the ASSIGNEE for his proportionate share of completion costs, and in the event that the chargers are not paid within the required time, it will be construed that the ASSIGNEE elects not to participate in production from the well(s), and in this event, all rights in and to such well(s) and leasehold(s) shall be forfeited.

Completion of the well(s) will be on a Turnkey basis, that is, OPERATOR shall furnish all services which may include, but not be limited to, tanks, lifting unit, separator, loading of cement, casing, compressor (leased), valves, packers, fracturing, stimulation, meter runs, roads, flow lines, tubing and all equipment and systems necessary to put the wellsite(s) into production.

NOTE: If during drilling and testing more than one oil and/or gas zone appears to have production potential, the OPERATOR shall be obligated to provide the services described herein to complete up to two hydrocarbon bearing zones. The OPERATOR shall have the sole responsibility for selecting which zones to complete for production.

4. AUTHORIZATION TO CONDUCT OPERATIONS, MARKET PRODUCT, PAY EXPENSES AND DISTRIBUTE INCOME. It is desired and agreed to by all parties that OPERATOR shall be designated the right of full power and authority to do and perform such acts and act in reference to said leasehold(s), or well(s) hereinafter set forth:

A. To manage the affairs of the lease and to properly keep the well(s) in operation, in good and workmanlike manner as would a prudent OPERATOR under the same or similar circumstances. OPERATOR, for its expenses in supervising, maintaining an office and accounting to the interest holders, shall be entitled to a fee of up to $200.00 per month for each producing well. As expenses occur, said expenses will be billed to the partnership accordingly and an accurate accounting provided. Such charges are on a per well basis and each fractional Working Interest owner including OPERATOR will pay its pro-rata share of such expenses. If OPERATOR fees and expenses exceed revenue in any billing period, such excess costs will be absorbed by the OPERATOR and carried forward as a debit against the Working Interest holders to be recouped against future revenues and/or assets of this project.

B. The ASSIGNEE authorizes the OPERATOR to receive and collect the proceeds as derived from the sale of working interest oil or gas on the leasehold(s), or well(s) and to distribute such proceeds to the Interest Holder according to the proportionate interest owned by Assignee, after deducting charges for expenses, if any. OPERATOR shall furnish to ASSIGNEE upon request, statements of the proceeds from production and the expenses incurred.

C. Development and operations are reserved by the OPERATOR herein, and ASSIGNEE agrees to execute and deliver any and all instruments as may be required for the marketing of oil and gas by the OPERATOR.

D. Each ASSIGNEE irrevocably constitutes and appoints OPERATOR as such ASSIGNEE's true and lawful attorney and agent with full power and authority in such ASSIGNEE's name, place and stead to execute, acknowledge, deliver, file and record in any appropriate public or private offices all certificates, permits, surveys, federal, state, and/or local securities documentation, assignments, tax papers, etc. As may be deemed necessary by OPERATOR to facilitate the ongoing business of drilling, completion, development, production and all other operations described herein.

E. When the venture commences and should the well(s) herein described be drilled and completed as producer(s) OPERATOR (at the request of ASSIGNEE) may hold title to the leasehold(s) interest(s) as AGENT for all partners and interest holders subject to OPERATOR's obligation to collect revenue, handle expenses and accounting and distribute revenue interest(s) proceeds. OPERATOR will not transfer to the ASSIGNEE by formal assignment the percentage of ownership in each oil and/or gas well in the allocated acre spacing until requested to do so. Rather, OPERATOR shall hold title on their behalf as agent and shall be held accountable to each and every ASSIGNEE, investor or partner.

5. LIMIT OF OPERATOR'S LIABILITY. OPERATOR is liable for actions which constitute willful mismanagement. OPERATOR shall not be liable for drilling and production results based on performance within the terms of the agreement.

6. RIGHT OF ACCESS. At all reasonable times during the drilling, completion and operation of each well hereunder, ASSIGNEE shall, at its own risk and expense, have access to such well(s), all cores, cuttings, logs, depth information and other information relative thereto and shall have the right to receive current drilling, development and operations reports from the OPERATOR.

7. QUALITY OF WORK AND MATERIALS. OPERATOR agrees to complete all work in a good and workmanlike manner, to provide competent and experienced personnel to supervise the drilling and completing or plugging of such well(s) and to use the services of competent and experienced service companies to provide any third party services necessary for the drilling, completion and operation of such well(s). OPERATOR agrees that it will use only new or quality, serviceable used equipment.

8. TIME FOR PERFORMANCE: EXCUSE FOR NON-PERFORMANCE. OPERATOR agrees time is of the essence for this contract; that field operations shall commence under the contract within one-hundred-eighty (180) days from the date hereof and that operations will be prosecuted with due diligence and without undue delay. It is agreed, however, that OPERATOR shall not be liable to ASSIGNEE for any act or failure to act in connection with the drilling or completion of the well(s) caused by: (i) any future federal or state laws or any future rule, regulation or order of any public body or official purporting to exercise authority or control respecting the operations covered hereby; (ii) any unavoidable delay to produce necessary tools, equipment or supplies; (iii) any accident, fire or acts of God, weather conditions, strike, lockout, act of public enemy, war blockage, insurrection, riot, restraint by governmental bodies, civil, military or criminal disturbance or explosion; or (iv) any other

similar causes not reasonably within the control of OPERATOR; provided that the obligation of OPERATOR hereunder shall be suspended only during the continuance of any such condition.

9. CONFLICTS OF INTEREST. The OPERATOR is granted broad management powers by the ASSIGNEE. All proceeds of this Contract will be paid to the OPERATOR under this Turnkey Drilling, Completion and Operating Agreement. The OPERATOR in addition to providing services itself may employ the services of other organizations which are also owned by the same shareholders. Therefore, there can be no assurance that extensive negotiation, bargaining, etc. have taken place on behalf of the ASSIGNEE. The OPERATOR, as a provider of business services intends to incur a profit out of these arrangements. It is the opinion of the OPERATOR that the retail prices set forth in these agreements are reasonable and consistent with the industry standards for public and private investor projects packaged as tax advantaged turnkey drilling, completion and operations programs.

OPERATOR is obligated to perform comprehensive services on a flat fee/turnkey basis and is not required to track and tabulate line item, well by well expenditures. The identities and amounts paid to subcontractors or suppliers for the drilling and completion phases of the project will not be itemized or disclosed to ASSIGNEE. If there are cost overruns, OPERATOR is obligated to absorb those cost overruns and may incur lost. OPERATOR deems subcontractors, suppliers and the amounts paid for such services are trade secrets.

OPERATOR may engage in on-going business activities for its own account and/or other oil and gas related ventures. In such capacity, OPERATOR will be in a position to make decisions which affect both its individual interests as well as those of the ASSIGNEE and must act with integrity and in good faith to promote the ASSIGNEE'S best interest in addition to having other more specific duties and obligations.

10. INSURANCE. OPERATOR agrees to maintain worker's compensation insurance with respect to any and all employees and laborers employed by it in connection with the drilling and completion of the well(s) and will cause any subcontractor similarly to maintain worker's compensation insurance with respect to its laborers and employees. OPERATOR will procure and maintain at all times public liability insurance, which shall name ASSIGNEE as an additional insured, in the amount of $10,000,000.00 for injury or damage caused to all persons or property in the same event. In addition, OPERATOR shall procure and maintain such hazard insurance as OPERATOR deems necessary to protect itself and ASSIGNEE, consistent with natural gas and oil field practices in the area, against loss, costs or expenses caused by any damage to or destruction of the well(s) or any equipment, materials, supplies or machinery related to such drilling and completion. NOTE: ASSIGNEE may be provided, upon request, an insurance binder naming ASSIGNEE as an additional insured, after executing the enclosed contracts and transferring drilling funds, but prior to commencement of field operations.

11. OPTIONAL ASSESSMENT. If the OPERATOR decides to drill additional well(s) to this

project's acreage in subsequent operations, the OPERATOR shall give fifteen (15) days notice to the ASSIGNEE of such intent. Such notice shall state the nature and purpose of such subsequent operations together with the amount of the ASSIGNEE'S pro-rata share of the total assessment. If assessment costs are not paid within said fifteen (15) day period, it should be construed that the ASSIGNEE has elected not to participate in said subsequent operations. Should ASSIGNEE fail to exercises this option, then the ASSIGNEE forfeits his right to participation in the remaining undeveloped acreage.

12. <u>SUBSEQUENT OPERATIONS</u>. Should any party hereto desire to re-work, re-complete, deepen, or re-enter one or more of the well(s) described herein, OPERATOR shall provide ASSIGNEE written notice of the proposed operations, specifying the work to be performed. The ASSIGNEE shall have fifteen (15) days after receipt of the notice, within which to notify OPERATOR whether or not they elect to participate in the cost of the proposed operation. Failure to respond to such notice shall constitute an election not to participate in the proposed operation.

If all parties elect to participate in the proposed subsequent operation, OPERATOR shall commence the work as promptly as possible, and complete it with due diligence, at the risk and expense of all consenting parties hereto. If less than all of the parties approve of any proposed subsequent operations, OPERATOR shall advise the consenting parties of the total number of parties approving such operations and it's recommendation as to whether the consenting parties should proceed. The OPERATOR may withdraw proposal if there is insufficient participation.

The entire cost and risk of conducting such operation shall be borne by the consenting parties, in the proportions they have elected to bear. If any re-worked, re-completed, deepened or re-entered well results in production of oil and/or gas, in paying quantities, each non-consenting party interest that has been taken over by a consenting party shall not share in well production therefrom until the net proceeds total 500% of that portion of costs and expenses for re-working, re-completing, deepening or re-entering the well(s) which would have been chargeable to such non-consenting party if it had participated therein. Consenting parties shall be responsible for the payment of all expenses, taxes and any other royalty burdens applicable to non-consenting parties' share of production.

If and when the consenting party recovers from a non-consenting party's relinquished interest, the 500% amount provided above, the relinquished interest of such non-consenting party shall automatically revert back to the non-consenting party. From and after such reversion such non-consenting party shall own the same interest in such well(s), had it participated in the re-working, re-completing, deepening or re-entering. Thereafter such non-consenting party shall be charged with and shall pay it's proportional part of continued expenses.

13. INDEPENDENT CONTRACTOR STATUS. In the performance of the work contemplated herein, OPERATOR shall be an independent contractor with the authority to control and direct the performance of the details of the work, the ASSIGNEE being interested only in the results obtained.

14. ARBITRATION. It is further agreed that any controversy or claim arising out of or relating to this Agreement, or the breach thereof and any claim or dispute between the parties hereto shall be settled by arbitration, at the Managing General Partner's election, either in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Chicago, IL, or the National Arbitration Forum, under its Code of Procedure then in effect, and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof. Such arbitration shall be commenced in Bowling Green, KY.

The parties agree that in the event of (a) any dispute between the investor and the Managing General Partner or their affiliates; or (b) any default or breach by investor under this Agreement, if the investor is the losing party, the investor shall pay the Managing General Partner on demand any reasonable fees, costs and expenses of counsel (including without limitations such fees, costs and expenses of litigation, including appeals) incurred by the Managing General Partner, or their affiliates as a result of such dispute or breach.

15. ASSIGNMENT. OPERATOR may assign this contract or may delegate some or all of its duties hereunder to its affiliates and/or another drilling contractor. Notwithstanding such delegation, the OPERATOR shall remain liable to the ASSIGNEE for the satisfactory performance of its obligation hereunder.

16. AMENDMENT. This Agreement may not be amended except in writing signed by ASSIGNEE and OPERATOR.

INTENTIONALLY LEFT BLANK

I have read the above and agree to the terms and conditions contained herein. In witness whereof, this Agreement has been executed on the day and year first above written.

OPERATOR: ______________________ **ASSIGNEE:** ______________________

BY: ______________________ **BY:** ______________________

TITLE: ______________________ **Applied For**
Social Security #/Federal ID #

OWNERSHIP:

Assignee Ownership Interest in the project should be on record as follows:

_____ **Individual**
_____ **Tenants in Common**
_____ **Joint Tenants with Rights Of Survivorship**
_____ **Trust**
__X__ **Partnership**
_____ **Corporation**
_____ **Other** ______________

Correspondence Address:

____

____

____

Work #: ______________________

Fax#: ______________________

EXHIBIT D

OVERTON 2007, L.P.

NATURAL GAS AND CRUDE OIL POTENTIAL OF OVERTON COUNTY, TENNESSEE WITH EMPHASIS ON THE CENTRAL TO EASTERN REGIONS OF THE COUNTY

Prepared For:
US Energy Partners, Inc.
6244 Nashville Road
Bowling Green, KY 42101

CONFIDENTIAL INFORMATION

This report is pertaining to an ongoing development containing many wells and is expected to be kept strictly confidential!

This report has been compiled from hours of geological and statistical data research and is intended for the sole purpose of informing the recipient of this memorandum regarding the data related to this project potential.

APRIL 11, 2007

FOREWORD

The report to follow was written solely for US Energy Partners, Inc. The information presented herein has been compiled from sources believed to be reliable but no guarantees are made to the accuracy of same. Any and all opinions, interpretations and recommendations presented in this report are made on a best efforts basis and are also presented without warranty either expressed or implied. Any reliance upon this report to purchase, lease or drill land for oil and/or gas shall be at the sole risk of the reader.

GEOLOGICAL OVERVIEW

US Energy Partners, Inc. has already acquired a strong leasehold in this area. We intend that this 10 well drilling package include oil and gas wells to be drilled on locations located in Central Tennessee. The main focus of this drilling prospect is to offset a well drilled by Young Oil Corporation (YOC) in Overton County, Tennessee. This well is approximately +/- 600 feet from our leasehold. The well was drilled in with an initial natural flow in excess of 2000 barrels per day (bopd)! Our location was picked for its close proximity to the YOC well. Our goal is to drill into the same oil that was hit by the well drilled by YOC and continue in the same trend throughout our leases.

HYDROCARBON HISTORY OF OVERTON COUNTY & SURROUNDING AREAS

1. Dale Hollow Reservoir has had excellent quantities of oil, one producing over 800 BOPD when drilled in the 1890s. Several good oil wells were shut down and capped when the government built the reservoir. Some of our acreage borders and is located near the Reservoir. In addition, this area has numerous large producing wells nearby including:

   - Lucy Newberry Well drilled in August of 2004, and produced an initial 1600 BOPD and still producing 400 BOPD.
   - Ferguson Well, located in Southern Clinton County, KY - displayed initial production of 1000 BOPD and approximately 150,000 BO in 5 weeks.
   - Wayne Williams Well, located in Pickett County approximately 2 miles northeast of the prospective property, showed in excess of 400 BOPD when drilled in 1996 and still producing oil today.
   - Frog Well, located in Fentress County. Drilled in 1982, it showed initial production of 60 BOPD and is still producing 24 BOPD twenty-three years later. This area is known as a Monteagle and Fort Payne Reef area.
   - Pemberton-Baker Wells: The number one produced 40 BOPD; the number two produced 200 BOPD; and the number three well produced 2500 BOPD. Drilled in 1982, all three wells are still producing today.
   - Elmer Howard Well, located in Morgan County, produced 1000 BO per hour before being brought under control.
   - The Fentress County Well was drilled in 1982 by the county. Located in the Knox formation, this well produced in excess of 200 barrels of oil per day for six months, and then 160 BOPD for the next six months.
   - Fred Tipton Well, drilled in 1986 and located in Fentress County - this well produced in excess of 60 BOPD and is still producing 15 BOPD.
   - The Pinkley Field, discovered in 1940 and houses several wells that still produce in excess of 15 BOPD (over 60 years).
   - The Reagan #1 Well- which produces from the Knox formation - was drilled in 1983. Initial production was better than 260 BOPD and still produces in excess of 12 BOPD.
   - Ashlock, or Gods Land as it is known in the region, derives its name from a group who deeded the acreage to God, is located close to our prospective acreage. Initial production figures of wells in the oil pool range up to 1410 BOPD. Cumulative production has been estimated in excess of 1 million BO.

- The Luchan Well, with initial production of 5000 BOPD from the Sunny Brook formation, this is one of the area's best-known wells. This zone may be found at about the 800 to 1200 foot level on the area leases.

REGIONAL GEOLOGY AND GEOGRAPHY

The Northern Tennessee structural style is represented at the surface by the broad, open, gently dipping Cincinnati Arch and its attendant fracture and joint patterns.

Dominant structural features present at the surface in Northern Tennessee indicate multiple intersecting fold patterns. Where porosity trends are developed, petroleum prospects can often be defined by their structural signatures. Personal experience by our drillers, landmen and geologists concerning fracture production indicates trends approximately parallel to axial fracture sets that are typified by production from more than one pay zone.

Overton County is located on the southeast perimeter of the Illinois Basin and on the eastern flank of the Cincinnati Arch. It is surrounded on the east by Fentress County and Pickett County, on the north by Pickett County and Clay County and on the south by Putnam County. The county seat is Livingston, which lies 24 miles from the Kentucky state line on Highway 111.

The surface rock is Mississippian limestones in the major part of the county and these limestones exhibit a regional dip to the northwest of 35 feet per mile. Generally, all formations thicken in the direction of this northwest dip into the Illinois Basin.

The topography ranges from flat farmland to gently rolling hills.

STRATIGRAPHY

The pay zones and their general depth (in feet) in Northern Tennessee are as follows:

Upper Sunny Brook:	800 feet
Lower Sunny Brook:	1000 feet
Pencil Cave:	1200 feet
Upper Stones River:	1250 feet
Lower Stones River:	1500 feet
Murfreesboro:	1560 feet
Wells Creek:	1800 feet
Upper Knox:	1950 feet
Lower Knox:	2100 feet

Pay zone geological information for the Sunny Brook, Stones River, Murfreesboro, Wells Creek and the Knox Formations (overview):

The Sunny Brook occurs at approximately 900 feet, with oil more often found in the Upper Sunny Brook layer. Yellow in color, this oil, like all the other oil located in our future Tennessee drilling locations, is

light-sweet and demands the highest market value of any oil. The first is the Luchan Well in Morgan County, which demonstrated initial production of 5000 BOPD. The second is the Howard Well, discovered in Morgan County in 2004, with initial production of more than 10,000 BOPD. Both of these larger wells, however, were discovered in the Lower Sunny Brook, indicating 2 pay zones known for both consistent and potentially substantial production.

The Stones River and Murfreesboro interval consists of 675-700 feet of fine grained to sublithographic and shaley limestone. Stones River rocks differ from underlying Murfreesboro rocks only in color. The presence of multiple pay zones and variable production rates is considered to be indicative of the presence of enhanced porosity induced along vertical fractures. Greenish- brown oil in color. Wells generally exhibit both high flush and initial production rates. The average well life in properly maintained fields is approximately 5 to 20 years or more.

Wells Creek and Knox layers were developed through the erosion of the Knox Group during Middle Ordovician time. This erosion created horizontal, yet permeable pathways for oil migration. Beginning at an average depth of about 1800 feet, the oil zones drilled in the Knox are usually found within the first 100 feet of the group. Below this point are large amounts of salt and sulfur water. The well known as the County Well, flowed in excess of 200 BOPD from the Knox formation. Wells Creek and Knox formations produce from 20 - 1600 BOPD from oil pools and are defined by proximity to higher structure. In 1990, nearby oil pools to the north, it was reported that the Walker Powell Wells 11, 13, 1, and 7 produced oil and initial rates of 2,700, 1,000, 3000, and 2000 BOPD respectively.

PROSPECT ECONOMICS

The economics on the Overton 2007, L.P. project are extremely attractive for the following reasons:

1) The wells are shallow and economic to drill.
2) There are nearby ready markets for both oil and gas.
3) Oil and gas are currently bringing a good price with higher prices expected in the future.

With the knowledge we already have in hand from previous wells, the initial wells on the project can be located so as to assure a good stratigraphic and structural position. This translates into the thickest and highest pay with optimal economics for the these wells.

Because of the shallow nature of the pay zones, these wells can be drilled economically which enhances the return of investment considerably.

A ready market for the oil and gas exists in the immediate area. There are pipelines that come through the area. In addition, the price for both oil and gas have been exceptional over the past two years and predicted to exceed current pricing structures! Depending on which analysts one listens to these prices could be $7.00-25.00 per mcf for natural gas and $60.00-80.00-120.00 per barrel for crude oil! This provides a true "safety net" for the drilling of new wells as even minimal production could provide a good return of investment at these prices.

Assuming a minimum initial production rate of 10 barrels per well and $60.00 per barrel, these wells would pay back in approximately 16 months. However, due to the fact that the key well was drilled in with an initial natural production in excess of 2000 barrels per day, the direct offset wells have the

potential of hitting similar rates of production (not to mention the potential for natural gas production); and the fact that the wells will be completed at multiple sections where applicable, it is easy to see that the 10 barrel figure is conservative and payout could be much sooner.

RESERVES

Reserves for the Upper Sunny Brook, Lower Sunny Brook, Pencil Cave, Upper Stones River, Lower Stones River, Murfreesboro, Wells Creek, Upper Knox, Lower Knox horizons are unknown due to lack of sufficient data but all these horizons produce in at least one well in the Overton area. The potential reserves for these horizons may be many times that of the proven reserves in the formations of other areas of Tennessee. Only further development drilling will provide these answers.

Given the data available from the Overton County Prospect, it presents a viable opportunity for the development of crude oil and/or natural gas. The data also shows a strong potential for large and even enormous production from this area. Further consideration of the area as well as the production records of the immediate area surrounding the leaseholds of this prospect lead us to the conclusion that this acreage should be further drilled and developed for hydrocarbon (either oil or gas) production.With regards to the close proximity of the well location in relation to the recent find of excess of 2000 bopd, we feel that the potential for finding above average production is favorable.

Each of our current prospective properties directly or indirectly offset major or consistent oil well finds and production. In addition, US Energy Partners retains key drillers, geologists, and landmen familiar with the local area people and property.

To protect our investors interests in this drilling package, each investor in this package will receive a right of first refusal on all subsequent wells, or the packaging of subsequent wells to be drilled, that directly or indirectly offset the wells drilled in this package. This is important to the investor as our reserves become proven, and should allow the investor better well information for future drilling applications.

System	Rock Unit		Formation	Pay Zone	Pay
Lower Mississippian	Osage		Fort Payne	Upper Fort Payne	● ☼
	Kinderhook			Beaver	●
Devonian			Chattanooga Shale		
	Richmond Group		Cumberland		☼
	Maysville Group		Fairmount Ls. (Leipers)	Leipers	● ☼
	Trenton Group (Nashville Group)		Cynthiana (Catheys)	Upper Sunnybrook	✸
			Lexington Ls. (Cannon Ls.)	Lower Sunnybrook	✸
			Hermitage		✸
			Pencil Cave Bentonite		
	Stones River Group	Stones River	Carters-Lebanon Ls. (Ridley Ls.)	Stones River	● ✸ ✸
			Camp Nelson Ls.		✸
			Pierce Ls.		
		Murfreesboro	Murfreesboro Ls.	Murfreesboro	✸ ✸ ●
			Wells Creek		●
Lower Ordovician	Knox Group		Knox Dolomite (Muscot)	Knox	● ●

Potential Pay: ● Oil ✸ Oil and Gas ☼ Gas


Monroe
Kentucky
Tennessee
Macon
Clay
Pickett
Trousdale
Jackson
Overton
Scott
Campbell
Union
Smith
Prospect
40
Putnam
Morgan
Anderson
DeKalb
White
Cumberland
Roane
Cannon




URBANA
INDIANAPOLIS
SPRINGFIELD
ILL.
IND.
KANKAKEE ARCH
FINDLAY ARCH
OHIO
CINCINNATI
Illinois Basin
LOUISVILLE
W. VA.
MO.
KY.
JESSAMINE DOME
CINCINNATI ARCH
Appalachian Basin
PADUCAH
CUMBERLAND SADDLE
PINE MTN. FAULT
VA.
Mississippi Embayment
NASHVILLE DOME
TENN.
KNOXVILLE
25 0 25 50 75 100 Miles

EXHIBIT E

OVERTON 2007, L.P.

FEDERAL TAX MATTERS

THE FOLLOWING IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX MATTERS WHICH MAY BE OF PARTICULAR SIGNIFICANCE AND INTEREST TO INDIVIDUAL PARTNERS OR INVESTORS. THIS INFORMATION IS NOT INTENDED TO BE EXHAUSTIVE OR TO SERVE AS A SUBSTITUTE FOR CAREFUL PERSONAL TAX PLANNNING OR TO BE CONSTRUED AS LEGAL OR TAX ADVICE. THIS IS SUMMARY INFORMATION ONLY AND PRIMARILY ADDRESSES THE MAJOR TAX CONSEQUENCES OF AN INDIVIDUAL INVESTOR.

Tax Treatment of the Partnership

The Managing General Partner, hereinafter referred to as Manager, has structured the Limited Partnership for a specific or limited purpose. The Partnership should be treated as a partnership for federal income tax purposes, although a ruling to that effect has not been, and will not be, sought from the Internal Revenue Service.

For federal income tax purposes, a organization classified as a partnership is not a taxable entity but rather a conduit through which tax deductions and taxable income are passed through to the partners. Consequently, partnership classification will allow tax deductions and taxable income resulting form the Partnership's operations to be passed to the unit holders/partners. Thus, Investors will be subject to tax on the income of the Partnership, but no additional tax will be incurred by the Partnership as a separate entity. On the assumption that this Partnership will be treated like a "partnership", the Manager will provide adequate annual tax information to each partner.

Intangible Drilling and Development Costs

Under Section 263(c) of the Internal Revenue Code of 1986, as amended (the "Code") a taxpayer who owns a working interest has the option to capitalize or deduct currently, as an ordinary and necessary business expense, all intangible drilling and development costs (IDC) incurred in connection with the drilling and completion of gas or oil wells. Such costs include those for drilling, labor, fuel, hauling, site clearing, survey and geological work, and construction of derricks, tanks and pipelines incurred in drilling and preparing wells for production. They do not include costs for the acquisition or installation of tangible property normally considered as having a salvage value. Alternative to an expensing election, an election may be made under Section 59(e) to deduct the IDC ratably over a 60-month period. The current deductibility for intangible drilling and development costs incurred by the Partnership will be subject to various exceptions, including the at-risk and passive loss limitations. (See "Limitation on Losses", ***Page E-5)***. In addition, all or part of the intangible drilling and development costs taken as a deduction may be subject to recapture as ordinary income upon disposition of property owned by the Partnership or upon the disposition of a unit in the Partnership.

The Partnership, pursuant to the Turnkey contract with the Manager, intends to make payment for drilling and testing of the wells in 2007 and receive the tax benefit in 2007 for drilling and testing which may not be finished until 2008.

Method of Accounting

The Partnership will generally use the accrual basis method of accounting for Federal income tax purposes in reporting income gain, loss and deduction unless the cash basis method of accounting is otherwise allowable under Section 448. Under the accrual method, the Partnership will be required to recognize income upon the right to receive such income rather than the actual receipt of the income. Deductions are allowable when the fact and the amount of the liability, along with economic performance, has occurred. However, with respect to prepaid drilling expenses, there is a special rule for accrual method taxpayers which allows a deduction for certain pre-paid drilling expenses whether economic performance is deemed to occur in the year of prepayment if the drilling of the well commences within 90 days of the end of the year, if spudding of all wells, for which payment was made, occurs within the first 90 days of 2008, the intangible drilling and development costs, pursuant to the Turnkey agreement, would be deductible in 2007.

Depreciation

The IRS Code permits the costs for equipment acquired by the Partnership, such as drilling tools, pipes, casing, tubing, tanks, pumping units and other types of tangible property and equipment to be written off, or depreciated over a period of time. These costs will be eligible for cost recovery under the Modified Accelerated Cost Recovery System (MACRS), and will generally be classified as either 5 or 7 year property. Accelerated depreciation is allowed so the amount deducted in the early years is increased substantially over the amount allowed under the straight-line method. This is attractive to Partners seeking accelerated deductions in the early years of the investment. However, the accelerated deduction will be less for Alternative Minimum Tax purposes.

Depletion

The Code provides a deduction for depletion of producing oil and gas wells. This deduction is computed separately for each gas or oil property. The amount of the depletion deduction for each property is the greater of cost depletion or percentage depletion, if percentage depletion is available. For independent products of domestic crude oil or natural gas, the percentage depletion is a statutorily allowed deduction equal to 15% of the gross income from the gas or oil property, but not more than 100% of the taxable income from that property (before allowance for depletion). Based on certain production criteria, the percentage depletion allowance may be more than 125% and the taxable income limitation may be suspended. Percentage depletion may be taken over the entire productive life of the property even though it may exceed such properties cost. Cost depletion allows the deduction of capitalized costs (such as lease acquisition costs, exploration expenses, legal fees and certain other capitalized non-depreciable costs) of a producing property over its life by an annual deduction computed on the basis of actual gas or oil produced and sold each year in relation to the amount of estimated recoverable gas or oil.

Leasehold Costs and Abandonment

The cost of acquiring gas and oil lease interests are capital expenditures and may not be deducted in the year paid or incurred. These costs include bonuses or other acquisition prices paid by the Partnership or the Manager in acquiring a lease, lease broker's fees, attorney's fees and other expenses incurred in connection with acquiring or defending title to lease. Expenditures for geological opinions, surveys and geophysical work and amps, if incurred by the Partnership in acquiring or improving a lease, are also generally viewed as leasehold costs that must be capitalized. However, the geological and geophysical expenditures incurred in locating a well are deductible as IDC. If a lease is proved to be worthless by drilling and/or abandonment, the cost of such lease (less any recovery thereof through the depletion deduction) constitutes an ordinary loss and the taxpayer may deduct his share thereof in the year in which the lease becomes worthless or is abandoned.

Operating Expenses

All operating expenses of the Partnership, including the operating fees paid to the Manager for operating the well(s), are deductible as ordinary and necessary business expenses by the Partners in the proportion that their respective ownership interest in the Partnership bears to the total working interest.

Organization and Syndication Expenses

Section 709 of the Code specifically denies current deductions for amounts incurred in organizing a partnership or joint venture and for syndication fees (i.e. expenditures connected with issuing and marketing the interests, such as commissions, professional fees and printing costs). Syndication fees must be capitalized; thus, there is no immediate tax benefit to be realized from the payment of such fees. Amounts which may be characterized as organization fees (start up costs) may be amortized over a period of 60 months, commencing in the month during which the Partnership begins business.

Adjusted Basis in the Partnership

The adjusted tax basis of an Investor in the Partnership will be determined initially by reference to the purchase price of the unit(s). The basis in his interest in the Partnership, tax-exempt income of the Partnership, the excess of the depletion deductions over the basis of the property subject to depletion, and additional capital contributions (i.e. Completion Assessment). The adjusted basis will be decreased by the sum of the partner's distributive share of deductible and certain non-deductible losses and deductions of the Partnership, and distributions to the partners.

Allocation of Income and Deductions

Under Section 704(b) of the Code, the allocation of costs and revenues (and the attendant items of deduction and credit) will be recognized for federal income tax purposes if such allocations are deemed to have "substantial economic effect" on or are otherwise in accordance with the Investor's interest in the Partnership. If neither of these conditions is satisfied, resulting in the disallowance of an allocation, an Investor's share of income, gain, loss, deduction or credit would be determined in accordance with such Investor's interest in the Partnership, taking into account all facts and circumstances.

Sale of Interest/Unit

The Code, allows for reduced maximum rates for long-term capital gains. Assuming a partner holds his Interest/Units in the Partnership longer than a one-year period ("long-term"), any gain will be taxed at the maximum capital gain rates of 10% or 20%, depending on the Partner's tax bracket. Short-term (held one year or less) capital gains will be taxed as ordinary income at the marginal rate of the taxpayer. Note that the gain on disposition of the Partnership Units may also be subject to certain IDC and depreciation ordinary income recapture provisions. Any loss on disposition will constitute a capital loss.

Termination of the Partnership

The actual or constructive termination of the Partnership may have important tax consequences for the Investors. If the Partnership ceases to conduct its business and sells its assets and makes liquidating distributions to the Investors, an actual termination of the Partnership will occur for both federal income tax and state law purposes. Under Section 708 of the Code, if 50% or more of the total interests in the capital and profits of the Partnership are sold or exchanged within a period of twelve consecutive months, the Partnership will be considered constructively terminated for federal income tax purposes (but not necessarily for state law purposes).

Alternative Minimum Tax on Tax Preference Items

On October 24, 1992, President Bush signed an Energy Policy Bill designated to help reduce the nation's reliance on imported oil, promote energy conservation and efficiency, and provide tax relief for independent oil and gas producers. Among the tax incentives contained in the measure is Alternative Minimum Tax (AMT) relief for independent oil and gas producers through repeal of the excess intangible drilling costs preference and the excess percentage depletion preference (except in limited circumstances). See IRS Code (57) (a) (1) and (2). These provisions are advantageous to investors since an ordinary deduction for IDC is allowable for both regular tax and AMT purposes, thus, not increasing the investor's likelihood of paying AMT due to the IDC.

"At Risk" Limitations

For matters pertaining to this Partnership, Section 465 of the Code will limit that amount of loss that an Investor can deduct in connection with activities conducted in "exploring for, or exploiting, oil and gas resources." Under this rule, a taxpayer who sustains a loss in connection with his oil and gas activities may deduct such loss only to the extent of the amount he has "at risk" in such activities at the end of a taxable year. Any loss which is not allowed is carried over to the next taxable year. For the purpose of computing such limitation, the amount "at risk" is limited to the amount of money the taxpayer has contributed to the activity plus any amount borrowed, for which he is personally liable for the repayment thereof, to any person other than a person who is a participant in the activity or who is a related party, or has pledged property as security limited however, to the net fair value of his interest in such pledged property.

Limitations on Losses

Passive: Section 469 of the Code establishes limitations on the ability to deduct losses from so called passive activities. Limited Partners in the Partnership will be considered to be participating in a passive activity. Losses from one passive activity may offset income from other passive activities. Any passive losses not usable in a taxable year, as a result of the limitations of Section 469, can be carried forward (but not back) indefinitely to offset income from passive activities realized in subsequent years. In the year a taxpayer disposes of his limited partnership interest, the taxpayer may use losses derived from the passive activity to offset non-passive income.

Non-Passive: Under the passive loss rules the direct ownership or indirect ownership through an entity that does not limit the Unit holders liability attributable to a Working Interest in an oil or gas well(s) is characterized as an interest in a non-passive activity. It is characterized as non-passive, even though the interest holder does not materially participate in the management of the oil and gas well. For purposes of the passive loss rules, a Working Interest is defined as an interest in an oil and gas property that is burdened with the cost of development and operation of the property including the cost of drilling, completing or operating. The Working Interest exception to the passive loss rule states that an Investor's losses and deductions can be used to offset other income of the Investor, including net income from passive activities and portfolio income without limitation under the passive loss rules.

The activities undertaken by the Partnership and the General Partners, should qualify as non-passive trade or business activities because the General Partners are responsible for payment of their respective working interests, costs and expenses of drilling, competing and operating the partnership properties. The indemnification by the Manager of the General Partners is permissible under the Working Interest exception to the passive loss rules and does not effect the General Partners allocable share of Partnership items of income, gain, loss and deduction.

Conversion of General Partner Unit(s) to Limited Partner Unit(s)

Under the provisions of the Partnership agreement, a General Partner will have the right to convert his unit(s) to unit(s) as a Limited Partner. Note that a special rule applies where prior net losses from a working interest were treated as non-passive (i.e. for a General Partner). In such a case, net income from that property in subsequent years will also be treated as non-passive, even upon conversion to a Limited Partner. However, upon conversion, subsequent losses will be passive losses, the former General Partner will have limited liability with respect to the future debts and obligations of such Partnership, but will continue to be liable for Partnership debts which occurred prior to the conversion. The conversion by a unit holder of his General Partner Interest to a Limited Partner Interest should constitute a tax-free exchange for federal income tax purposes and the unit holder should not recognize any gain or loss upon the conversion except for any gain resulting from a constructive distribution of cash arising from liability relief.

Tax Reporting Information

Although no federal income tax is required to be paid by an organization that is classified as a Partnership for federal income tax purposes, a partnership must file a federal income tax information return. The Manager will make every effort to provide the Partners with federal income tax information within 60 days after the close of each calendar year. The partners will be required to treat Partnership items on their

personal federal income tax returns consistently with the treatment of the items on the Partnership information return.

Future Tax Changes

The foregoing is only a summary of some of the more important federal income tax considerations generally affecting the Partnership. Bills may be introduced in Congress in the future which, if enacted, could substantially reduce or eliminate some or all of the tax advantages of an investment in the Partnership. In addition, the Internal Revenue Service may make certain administrative proposals, regulations and rulings which may also limit the benefits described.

OTHER TAXES

In addition to the federal income tax aspects described, a prospective Investor should consider other tax consequences of an investment in the Partnership. Each Partner will be required to comply with the income tax laws of his state of residence and the state where the wells exist in reporting his share of the net profits and losses of the Partnership. Consequently, each partner should consult his own tax advisor as to the specific amount of tax due, dates of filing and all other matters relating to applicable state and local taxes.

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